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                                     [LOGO]



                       THE CONNING MONEY MARKET PORTFOLIO
                                   PROSPECTUS


















                                JANUARY 19, 1999
                         (AS REVISED FEBRUARY 12, 1999)
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                                TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                               ----
HIGHLIGHTS.......................................................................................................2
INVESTMENT OBJECTIVE, POLICIES AND RISK CONSIDERATIONS...........................................................5
INVESTMENT LIMITATIONS..........................................................................................10
PRICING OF SHARES...............................................................................................11
HOW TO PURCHASE AND REDEEM SHARES...............................................................................11
         Purchase Of Shares.....................................................................................11
         Redemption Of Shares...................................................................................12
         Other Purchase and Redemption Information..............................................................12
YIELDS..........................................................................................................13
DIVIDENDS AND DISTRIBUTIONS.....................................................................................14
TAXES...........................................................................................................14
MANAGEMENT OF THE FUND..........................................................................................15
OTHER INFORMATION CONCERNING THE FUND AND ITS SHARES............................................................19
DESCRIPTION OF SHARES...........................................................................................19

                         CONNING MONEY MARKET PORTFOLIO
                                       OF
                             THE ARCH FUND(R), INC.

         The Conning Money Market Portfolio (the "Portfolio") is a portfolio of The ARCH Fund, Inc., an open-end, management investment company. Shares of the Portfolio are sold through selected broker-dealers and other financial advisers to individual or institutional customers.

         The CONNING MONEY MARKET PORTFOLIO'S investment objective is to seek current income with liquidity and stability of principal.

         Mississippi Valley Advisors Inc. (the "Adviser"), an indirect wholly-owned non-bank subsidiary of Mercantile Bancorporation Inc. ("Mercantile"), acts as investment adviser for the Portfolio. Conning Asset Management Company ("Conning" or the "Sub-Adviser") serves as sub-adviser. Mercantile Trust Company National Association (the "Custodian"), an affiliate of the Adviser, serves as custodian; BISYS Fund Services Ohio, Inc. (the "Administrator") serves as administrator; and BISYS Fund Services (the "Distributor") serves as sponsor and distributor.

         This Prospectus sets forth concisely certain information about the Portfolio that prospective investors should know before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Portfolio, contained in a Statement of Additional Information dated January 19, 1999 (as revised February 12, 1999), has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus. Investors may obtain the Statement of Additional Information without charge by writing the Fund at 3435 Stelzer Road, Columbus, Ohio 43219 or by contacting their broker-dealers or financial advisers.

         AN INVESTMENT IN THE PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

         Portfolio Shares are not bank deposits, are not federally insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency, and are not the obligations of or guaranteed or otherwise supported by any bank. An investment in the Portfolio involves investment risk, including the possible loss of principal.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                 JANUARY 19, 1999 (AS REVISED FEBRUARY 12, 1999)

                                   HIGHLIGHTS

         The CONNING MONEY MARKET PORTFOLIO (the "Portfolio") is a portfolio of The ARCH Fund, Inc. (the "Fund"), an open-end, management investment company (commonly known as a mutual fund) registered under the Investment Company Act of 1940, as amended. Each portfolio of the Fund represents a separate pool of assets with different investment objectives and policies. For information on the Portfolio's investment objective and policies, see "Investment Objective, Policies and Risk Considerations" below. Mississippi Valley Advisors Inc. (the "Adviser") serves as adviser, Conning Asset Management Company ("Conning" or the "Sub-Adviser") serves as sub-adviser, Mercantile Trust Company National Association serves as custodian, BISYS Fund Services Ohio, Inc. serves as administrator and BISYS Fund Services as sponsor and distributor. For information on expenses, fee waivers, and services, see "Expense Summary" and "Management of the Fund."

         The Portfolio's investment objective is to seek current income with liquidity and stability of principal. There can be no assurance that the Portfolio will be able to achieve its investment objective. The Portfolio's assets are invested in U.S. dollar-denominated debt securities with remaining maturities of 397 days (13 months) or less as defined by the Securities and Exchange Commission, and the Portfolio's dollar-weighted average portfolio maturity will not exceed 90 days. All securities acquired by the Portfolio will be determined by Conning, under the supervision of the Adviser and pursuant to guidelines approved by the Fund's Board of Directors, to present minimal credit risks and to be rated in the highest category (or deemed comparable in quality) at the time of purchase. The Portfolio seeks to maintain a net asset value of $1.00 per Share. There can be no assurance that the Portfolio will be able to achieve a stable net asset value on a continuous basis.

         Investors should note that the Portfolio may, subject to its investment policies and limitations, purchase variable and floating rate instruments, including funding agreements, enter into repurchase agreements and reverse repurchase agreements, lend securities, acquire certain U.S. dollar-dominated instruments of foreign issuers, and make limited investments in illiquid securities and securities issued by other investment companies. These investment practices involve investment risks of varying degrees. For example, the absence of a secondary market for a particular variable or floating rate instrument could make it difficult for the Portfolio to dispose of an instrument if the issuer were to default on its payment obligation. Default by a counterparty to a repurchase agreement could expose the Portfolio to loss because of adverse market action or possible delay in disposing of the underlying collateral. Reverse repurchase agreements are subject to the risk that the market value of the securities sold by the Portfolio will decline below the repurchase price which the Portfolio is obligated to pay. Foreign securities entail certain inherent risks, such as future political and economic developments and the adoption of foreign government restrictions, that might adversely affect payment of principal and interest. See "Investment Objective, Policies and Risk Considerations" below and the Statement of Additional Information under "Investment Objective and Policies."

         Shares of the Portfolio are sold without a sales charge. For information on purchasing, exchanging or redeeming Shares of the Portfolio, see "How to Purchase and Redeem Shares" below.

                                 EXPENSE SUMMARY

         Set forth below is a summary of the Portfolio's operating expenses. Examples based on the summary are also shown.


ANNUAL PORTFOLIO OPERATING EXPENSES
  (as a percentage of average net assets)
Investment Advisory Fees
  (net of fee waivers)(1)............................         .25%
12b-1 Fees...........................................         .00%

Other Expenses (including administration fees,
  shareholder liaison/administrative support services
  fees and other expenses) (net of fee waivers and
  expenses reimbursements)(2)(3).....................         .75%
                                                              ----

Total Portfolio Operating
  Expenses (net of fee waivers
  and expense reimbursements(3)......................         1.00%
                                                              =====


------------------------
(1) Without fee waivers, Investment Advisory Fees would be .40%. Such fee waivers are voluntary and may be terminated at any time.

(2) Without fee waivers, administration fees would be .20% and shareholder liaison/administrative support services fees would be .75%. Such fee waivers are voluntary and may be terminated at any time.

(3) Without fee waivers and/or expense reimbursements, Other Expenses would be 1.03% and Total Portfolio Operating Expenses would be 1.43%. Such fee waivers are voluntary and may be terminated at any time.

EXAMPLE                                                          1 YEAR               3 YEARS
                                                                 ------               -------
You would pay the following                                       $10                   $32
  expenses on a $1,000 investment,
  assuming (1) a 5% annual return and
  (2) redemption at the end of each
  period:

         THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. THE PORTFOLIO IS NEW AND ACTUAL EXPENSES AND RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN. Information about the actual performance of the Portfolio will be contained in the Fund's future annual and semi-annual reports to shareholders which may be obtained, when available, without charge by contacting the Fund at the address on page 1 of this Prospectus or your broker-dealer or financial adviser .

         The purpose of the foregoing Table is to assist in understanding the various costs and expenses that an investor in the Portfolio will bear directly or indirectly. The information contained in the Table is based on estimated expenses which the Portfolio expects to incur during the current fiscal year. For more complete descriptions of the various costs and expenses, see "Management of the Fund" in this Prospectus and the Statement of Additional Information. The Table and Example have not been audited by the Fund's independent auditors and do not reflect any charges that may be imposed by broker-dealers or financial advisers on their customers.

             INVESTMENT OBJECTIVE, POLICIES AND RISK CONSIDERATIONS

         Although management will use its best efforts to achieve the investment objective of the Portfolio, there can be no assurance that it will be able to do so. The investment objective of the Portfolio may be changed by the Fund's Board of Directors without shareholder approval, although shareholders will be given at least 30 days' written notice before any such change occurs. The Portfolio is a "money market" fund that invests in instruments with remaining maturities of 397 days or less (with certain exceptions) and with a dollar-weighted average portfolio maturity of 90 days or less, subject to the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act") and other rules of the Securities and Exchange Commission (the "SEC").

         The Portfolio's investment objective is to seek current income with liquidity and stability of principal. In pursuing its investment objective, the Portfolio invests substantially all of its assets in a broad range of money market instruments. These instruments include obligations of the U.S. Government, U.S. dollar-denominated foreign securities, obligations of U.S. and foreign banks and savings and loan institutions and commercial obligations that meet the applicable quality requirements described below.

         The Portfolio will purchase only "First Tier Eligible Securities" (as defined by the SEC) that present minimal credit risks as determined by the Sub-Adviser under the supervision of the Adviser and pursuant to guidelines approved by the Fund's Board of Directors. First Tier Eligible Securities consist of (i) securities that either (a) have short-term debt ratings at the time of purchase in the highest rating category by at least two unaffiliated nationally recognized statistical rating organizations ("Rating Agencies") (or one Rating Agency if the security was rated by only one Rating Agency), or (b) are issued by issuers with such ratings, and (ii) certain securities that are unrated (including securities of issuers that have long-term but not short-term ratings) but are of comparable quality as determined in accordance with guidelines approved by the Board of Directors. The applicable ratings issued by Rating Agencies are described in Appendix A to the Statement of Additional Information. The following descriptions illustrate the types of instruments in which the Portfolio invests.

         BANKING OBLIGATIONS. The Portfolio may purchase obligations of issuers in the banking industry, such as certificates of deposit, letters of credit, bankers' acceptances and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The Portfolio may invest in obligations of foreign banks or foreign branches of U.S. banks in amounts not in excess of 25% of its assets where the Sub-Adviser deems the instrument to present minimal credit risks. See "Risk Factors -- Risks Associated with Foreign Securities" below. The Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of the value of its total assets.

         COMMERCIAL PAPER AND VARIABLE AND FLOATING RATE INSTRUMENTS. The Portfolio may invest in commercial paper, including asset-backed commercial paper representing interests in a pool of corporate receivables, dollar-denominated obligations issued by domestic and foreign bank holding companies, and corporate bonds that meet the quality and maturity requirements described above. The Portfolio may also invest in variable or floating rate notes that may have a stated maturity in excess of thirteen months but will, in any event, permit the Portfolio to demand payment of the principal of the instrument at least once every thirteen months upon no more than 30 days' notice (unless the instrument is guaranteed by the U.S. Government or an agency or instrumentality thereof). Such instruments may include variable amount master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. Unrated variable and floating rate instruments will be determined by the Sub-Adviser (under the supervision of the Board of Directors) to be of comparable quality at the time of purchase to First Tier Eligible Securities. There may be no active secondary market in the instruments, which could make it difficult for the Portfolio to dispose of an instrument in the event the issuer were to default on its payment obligation or during periods that the Portfolio could not exercise its demand rights. The Portfolio could, for these or other reasons, suffer a loss with respect to such instruments. Variable and floating rate instruments held by the Portfolio will be subject to the Portfolio's 10% limitation on illiquid investments when the Portfolio may not demand payment of the principal amount within seven days and a liquid trading market is absent.

         FUNDING AGREEMENTS. The Portfolio may invest in short-term funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity and may have either a fixed rate or a variable or floating interest rate that is based on an index and guaranteed for a set time period. Because there is no secondary market for these investments, any funding agreement purchased by the Portfolio will be regarded as illiquid. Funding agreements, together with other illiquid securities, will not constitute more than 10% of the Portfolio's net assets.

         GOVERNMENT OBLIGATIONS. The Portfolio may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. In addition, the Portfolio may, when deemed appropriate by the Sub-Adviser, invest in short-term obligations issued by state and local governmental issuers ("municipal obligations") that meet the quality requirements described above and, as a result of the Tax Reform Act of 1986, carry yields that are competitive with those of other types of money market instruments of comparable quality.

OTHER APPLICABLE POLICIES

         The investment policies described in this Prospectus are policies which the Portfolio has the ability to utilize. Some of these policies may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular policy, method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

         U.S. GOVERNMENT OBLIGATIONS. Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns Shares of the Portfolio. Certain U.S. Government securities held by the Portfolio may have remaining maturities exceeding thirteen months if such securities provide for adjustments in their interest rates no less frequently than every thirteen months. Examples of the types of U.S. Government obligations that may be held by the Portfolio, include, in addition to U.S. Treasury bonds, notes and bills, the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation, General Services Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Resolution Trust Corporation, and Maritime Administration. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. There is no assurance that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it were not obligated to do so by law.

         TYPES OF MUNICIPAL OBLIGATIONS. The two principal classifications of municipal obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of a moral obligation bond is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

         Municipal obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. Private activity bonds issued by or on behalf of public authorities to finance various privately operated facilities are considered municipal obligations. Interest on private activity bonds, although free of regular federal income tax, may be an item of tax preference for purposes of the federal alternative minimum tax.

         STRIPPED GOVERNMENT SECURITIES. The Portfolio may invest in bills, notes and bonds (including zero coupon bonds) issued by the U.S. Treasury. In addition, the Portfolio may also invest in "stripped" U.S. Treasury obligations offered under the Separate Trading of Registered Interest and Principal Securities ("STRIPS") program or Coupon Under Bank-Entry Safekeeping ("CUBES") program or other stripped securities issued directly by agencies or instrumentalities of the U.S. Government. STRIPS and CUBES represent either future interest or principal payments and are direct obligations of the U.S. Government that clear through the Federal Reserve System. The Portfolio may also purchase U.S. Treasury and agency securities that are stripped by brokerage firms and custodian banks and sold under proprietary names. These stripped securities are resold in custodial receipt programs with a number of different names (such as TIGRs and CATS) and are not considered U.S. Government securities for purposes of the 1940 Act.

         Stripped securities are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The Sub-Adviser will consider the liquidity needs of the Portfolio when any investments in zero coupon obligations or other principal-only obligations are made.

         REPURCHASE AGREEMENTS. The Portfolio may agree to purchase U.S. Government securities from financial institutions such as banks and broker-dealers, subject to the seller's agreement to repurchase them at a mutually agreed-upon date and price ("repurchase agreements"). The Portfolio will enter into repurchase agreements only with financial institutions such as banks and broker-dealers that the Sub-Adviser believes to be creditworthy. During the term of any repurchase agreement, the Sub-Adviser will continue to monitor the creditworthiness of the seller and will require the seller to maintain the value of the securities subject to the agreement at not less than 102% of the repurchase price (including accrued interest). Default by a seller could expose the Portfolio to possible loss because of adverse market action or possible delay in disposing of the underlying obligations. Because of the seller's repurchase obligations, the securities subject to repurchase agreements do not have maturity limitations. Although the Portfolio does not presently intend to enter into repurchase agreements providing for settlement in more than seven days, the Portfolio does have the authority to do so subject to its limitation on the purchase of illiquid securities described below. Repurchase agreements are considered to be loans under the 1940 Act.

         REVERSE REPURCHASE AGREEMENTS. The Portfolio may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the investment limitations described below. Pursuant to such agreements, the Portfolio would sell portfolio securities to financial institutions such as banks and broker-dealers and agree to repurchase them at an agreed upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price which the Portfolio is obligated to pay. Whenever the Portfolio enters into a reverse repurchase agreement, it will place in a segregated custodial account cash or other liquid assets in an amount equal to the repurchase price (plus accrued interest). Reverse repurchase agreements are considered to be borrowings by the Portfolio under the 1940 Act.

         SECURITIES LENDING. To increase return or offset expenses, the Portfolio may from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. Government, or its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank that has at least $1.5 billion in total assets, or any combination thereof. The collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Portfolio. By lending its securities, the Portfolio can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. Government securities are used as collateral. In accordance with current SEC policies, the Portfolio is currently limiting its securities lending to 33-1/3% of the value of its total assets (including the value of the collateral for the loans) at the time of the loan. Loans are subject to termination by the Portfolio or a borrower at any time.

         SECURITIES OF OTHER INVESTMENT COMPANIES. The Portfolio may invest in securities issued by other investment companies which invest in securities in which the Portfolio is permitted to invest and which determine their net asset value per share based on the amortized cost or penny-rounding method. The Portfolio may invest in securities of other investment companies within the limits prescribed by the 1940 Act, which include, subject to certain exceptions, a prohibition on the Portfolio investing more than 10% of the value of its total assets in such securities. Investments in other investment companies will cause the Portfolio (and, indirectly, the Portfolio's shareholders) to bear proportionately the cost incurred in connection with the operations of such other investment companies. In addition, investment companies in which the Portfolio may invest may impose a sales or distribution charge in connection with the purchase or redemption of their shares as well as other types of commissions or charges. Such charges will be payable by the Portfolio and, therefore, will be borne indirectly by its shareholders. See the Statement of Additional Information under "Investment Objectives and Policies -- Securities of Other Investment Companies."

         WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. The Portfolio may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by the Portfolio to purchase or sell securities at a stated price and yield with settlement beyond the normal settlement date. Such transactions permit the Portfolio to lock-in a price or yield on a security, regardless of future changes in interest rates. When-issued purchases and forward commitment transactions involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the value of the security to be sold increases prior to the settlement date. The Portfolio does not begin to earn income on the securities until the settlement date. When the Portfolio agrees to purchase securities on a when-issued or forward commitment basis, it will place in a segregated custodial account cash or other liquid assets in an amount equal to the commitment. The Portfolio expects that these transactions will not exceed 25% of the value of its total assets (at the time of purchase) under normal market conditions. The Portfolio does not intend to engage in such transactions for speculative purposes but only for the purpose of acquiring portfolio securities.

         FOREIGN SECURITIES. The Portfolio may acquire U.S. dollar-denominated securities of foreign corporations and certain types of bank instruments issued or supported by the credit of foreign banks or foreign branches of domestic banks where the Sub-Adviser deems the investments to present minimal credit risks. Investments made in foreign securities involve certain inherent risks, such as future political and economic developments, the possible imposition of foreign withholding tax on the interest income payable on such instruments, the possible establishment of foreign controls, the possible seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect payment of interest or principal. In addition, foreign banks and foreign branches of U.S. banks are subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks.

         ILLIQUID SECURITIES. The Portfolio will not invest more than 10% of the value of its net assets in illiquid securities. Repurchase agreements that do not provide for settlement within seven days, time deposits maturing in more than seven days, and securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") but that may be purchased by institutional buyers pursuant to SEC Rule 144A are subject to the applicable limit (unless the Sub-Adviser, pursuant to guidelines established by the Board of Directors, determines that a liquid market exists). The purchase of securities which can be sold under Rule 144A could have the effect of increasing the level of illiquidity in the Portfolio to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these restricted securities.

                             INVESTMENT LIMITATIONS

         The Portfolio's investment policies discussed above are not fundamental and may be changed by the Fund's Board of Directors without shareholder approval. However, the Portfolio also has in place certain fundamental investment limitations, some of which are set forth below, which may be changed only by a vote of a majority of the outstanding Shares of the Portfolio. Other investment limitations that also cannot be changed without a vote of shareholders are contained in the Statement of Additional Information under "Investment Objective and Policies."

         The Portfolio may not:

                  1. Make loans, except that the Portfolio may purchase or hold debt instruments in accordance with its investment objective and policies, lend portfolio securities, and enter into repurchase agreements with respect to securities (together with any cash collateral) that are consistent with the Portfolio's permitted investments and that equal at all times at least 100% of the value of the repurchase price.

                  2. Borrow money or issue senior securities, except that the Portfolio may borrow from banks and the Portfolio may enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Portfolio's total assets at the time of such borrowing. The Portfolio will not purchase securities while its borrowings (including reverse repurchase agreements) are outstanding.

                  3. Invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry, except that the Portfolio may invest more than 25% of its total assets in either government securities, as defined in the 1940 Act, or instruments of domestic banks.


                  4. Purchase securities of any one issuer, other than obligations of the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the Portfolio's total assets would be invested in such issuer, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to such 5% limitation.

         In accordance with current regulations of the SEC, the Portfolio intends to limit investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) to not more than 5% of the Portfolio's total assets at the time of purchase, provided that the Portfolio may invest up to 25% of its total assets in the securities of any one issuer for a period of up to three business days. This intention is not, however, a fundamental policy of the Portfolio. The Portfolio would have the ability to invest more than five percent of its assets in any one issuer in accordance with its fundamental policy only in the event that Rule 2a-7 of the 1940 Act is amended in the future.


                                PRICING OF SHARES

         The Portfolio's net asset value per Share is determined by the Administrator as of 12:00 noon (Eastern time) and as of the close of regular trading hours on the New York Stock Exchange (the "Exchange") (currently, 4:00 p.m. Eastern time) on each weekday, with the exception of those holidays on which the Exchange or the Federal Reserve Bank of St. Louis are closed (a "Business Day"). Currently one or both of these institutions are closed on the customary national business holidays of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day (observed), Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day (observed).

         The Portfolio's assets are valued based upon the amortized cost method. Although the Portfolio seeks to maintain its net asset value per Share at $1.00, there can be no assurance that the net asset value per Share will not vary. See the Statement of Additional Information under "Net Asset Value" for further information.

         The public offering price for Shares of the Portfolio is based upon the net asset value per Share. The net asset value of the Shares is calculated by adding the value of the Portfolio's investments, cash and other assets, subtracting the Portfolio's liabilities, and then dividing the result by the total number of Shares that are outstanding.

                        HOW TO PURCHASE AND REDEEM SHARES

PURCHASE OF SHARES

         Shares of the Portfolio are sold without any sales charge through broker-dealers or other financial advisers acting on behalf of their customers. Generally, investors purchase Shares through a broker-dealer organization which has a sales agreement with the Distributor or through a financial organization which has entered into a servicing agreement with the Fund with respect to the Portfolio. The organization is responsible for transmitting purchase orders directly to the Fund.

         Purchases may be effected on Business Days when the Adviser, Sub-Adviser, Distributor, and Custodian are open for business. The Fund reserves the right to reject any purchase order, including purchases made with foreign and third party drafts or checks.

         EFFECTIVE TIME OF PURCHASE. A purchase order for the Portfolio received and accepted by the Fund by 2:00 p.m. (Eastern time) on a Business Day is effected at the net asset value per Share next determined after receipt of the order in good form if the Fund's Custodian has received payment in federal funds or other immediately available funds by 4:00 p.m. (Eastern time) that day. If such funds are not available for investment by 4:00 p.m. (Eastern time), the order will be cancelled. Purchase orders received after 2:00 p.m. (Eastern time) will be placed the following Business Day.

         It is the responsibility of broker-dealers or financial advisers to promptly transmit orders to the Distributor. If a broker-dealer or financial adviser fails to do so, the investor's right to that day's closing price must be settled between the investor and the broker-dealer or financial adviser. Payment for orders which are not received or accepted will be returned after prompt inquiry to the transmitting organization.

REDEMPTION OF SHARES

         Redemption orders should be placed with or through the same broker-dealer or financial adviser that placed the original purchase order. Redemption orders are effected at the Portfolio's net asset value per Share next determined after receipt of the order by the Fund. The broker-dealer or financial adviser through which the investor placed the order is responsible for transmitting redemption orders to the Fund on a timely basis. No charge for sending redemption payments electronically is currently imposed by the Fund, although a charge may be imposed in the future. The Fund reserves the right to send redemption proceeds electronically within seven days after receiving a redemption order if, in the judgment of the Sub-Adviser, an earlier payment could adversely affect the Portfolio.

         The Fund's transfer agent may require a signature guarantee by an eligible guarantor institution on written redemption requests. For purposes of this policy, the term "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or
(3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000. The signature guarantee requirement will be waived if all of the following conditions apply: (1) the redemption check is payable to the shareholder(s) of record and (2) the redemption check is mailed to the shareholder(s) at the address of record or the proceeds are either mailed or sent electronically to a commercial bank account previously designated on the account application. An investor with questions or needing assistance should contact his or her broker-dealer or financial adviser. Additional documentation may be required if the redemption is requested by a corporation, partnership, trust, fiduciary, executor, or administrator.

OTHER PURCHASE AND REDEMPTION INFORMATION

         On a Business Day when the Exchange closes early due to a partial holiday or otherwise, the Fund reserves the right to advance the times at which purchase and redemption orders must be received in order to be processed on that Business Day.

         At various times, the Fund may be requested to redeem Shares for which it has not yet received good payment. In such circumstances, the Fund may delay the forwarding of proceeds until payment has been collected for the purchase of such Shares which may take up to 15 days or more from the date of purchase. To avoid delay in payment upon redemption shortly after purchasing Shares, investors should purchase Shares by certified or bank check or by electronic transfer. The Fund intends to pay cash for all Shares redeemed, but under abnormal conditions which make payment in cash unwise, the Fund may make payment wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

                                     YIELDS

         YIELD QUOTATIONS WILL FLUCTUATE, ARE BASED ON HISTORICAL EARNINGS, AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The methods used to compute the Portfolio's yields are described below and in the Statement of Additional Information.

         From time to time, performance information such as "yield" and "effective yield" for the Portfolio's Shares may be quoted in advertisements or in communications to shareholders. The "yield" quoted in advertisements refers to the income generated by an investment in Shares of the Portfolio over a specified period (such as a seven-day period) identified in connection with the particular yield quotation. This income is then "annualized." That is, the amount of income generated by the investment during that period is assumed to be generated for each such period over a 52-week or one-year period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in Shares of the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

         Performance data for the Portfolio may be compared to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices and data such as that provided by Lehman Brothers, Inc. or any of its affiliates, Ibbotson Associates, Inc., Lipper Analytical Services, Inc., Mutual Fund Forecaster and IBC MONEY FUND REPORT(R) published by IBC. References may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Institutional Investor, Pensions and Investments, U.S.A. Today, Fortune, CDA/Wiesenberger, Morningstar, Inc. and publications of a local or regional nature. In addition to performance information, general information about the Portfolio that appears in a publication such as those mentioned above may be included in advertisements and in reports to Shareholders.

         Performance quotations represent the Portfolio's past performance and should not be considered as representative of future results. Any account fees charged by an investment representative will not be included in the calculations of the Portfolio's yields and total returns. Such fees, if any, will reduce the investor's net return on an investment in the Portfolio.

                           DIVIDENDS AND DISTRIBUTIONS

         Dividends from net investment income of the Portfolio are declared daily and paid monthly not later than five Business Days after the end of each month. Shares of the Portfolio earn dividends from the day the purchase order is received by the transfer agent through the day before the redemption order for such Shares is received.

         The Portfolio does not expect to realize capital gains. Net realized capital gains of the Portfolio, if any, are distributed at least annually. All dividends and distributions are automatically reinvested in additional Shares of the Portfolio unless the investor has (i) otherwise indicated in the account application, or (ii) redeemed all the Shares held in the Portfolio, in which case a distribution will be paid in cash. Reinvested dividends and distributions will be taxed in the same manner as those paid in cash.


                                      TAXES

         The Portfolio's distributions will generally be taxable to shareholders. The Portfolio expects that all, or substantially all, of its distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless whether they are paid in cash or reinvested in additional shares. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

         The Portfolio may be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or gross sale proceeds paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to backup withholding by the Internal Revenue Service for prior failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Portfolio that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

         You should consult your tax adviser for further information regarding federal, state and local tax consequences with respect to your specific situation.


                             MANAGEMENT OF THE FUND

         The Fund is managed under the direction of its Board of Directors. The Statement of Additional Information contains the names of and general background information concerning each director.

INVESTMENT ADVISER AND SUB-ADVISER

         Mississippi Valley Advisors Inc. (the "Adviser") serves as the investment adviser to the Portfolio. The Adviser's principal office is located at One Mercantile Center, Seventh & Washington Streets, St. Louis, Missouri 63101. The Adviser is an indirect wholly-owned non-bank subsidiary of Mercantile. As of December 31, 1998, the Adviser had approximately $9.9 billion in assets under investment management, including the Funds' assets, which were approximately $4.3 billion.

         Subject to the general supervision of the Fund's Board of Directors and in accordance with the Fund's investment policies, the Adviser manages the Portfolio, makes investment decisions with respect to and places orders for all purchases and sales of the Portfolio's securities and other investments, and directs the maintenance of the Portfolio's records relating to such purchases and sales.

         For the services provided and expenses assumed pursuant to the investment advisory agreement, the Adviser is entitled to receive fees, computed daily and payable monthly, at the annual rate of .40% of the first $1.5 billion of the Portfolio's average daily net assets, .35% of the next $1.0 billion of net assets and .25% of net assets in excess of $2.5 billion.

         The Adviser may from time to time voluntarily reduce all or a portion of its advisory fee to increase the net income of the Portfolio available for distributions as dividends. The voluntary fee reduction will cause the return of the Portfolio to be higher than it would otherwise be in the absence of such reduction.

         The Adviser has entered into a sub-advisory agreement with Conning Asset Management Company ("Conning"). Pursuant to the terms of such sub-advisory agreement, Conning has been retained by the Adviser to manage the investment and reinvestment of the assets of the Portfolio, subject to the supervision of the Adviser and to the direction and control of the Fund's Board of Directors. Under this arrangement, Conning is responsible for the day-to-day management of the Portfolio's assets. The Adviser reviews investment performance policies and guidelines, maintains certain books and records, is responsible for selecting and monitoring the performance of Conning, and for reporting on the activities of Conning in managing the Portfolio to the Fund's Board of Directors.

         Conning is registered as an investment adviser with the SEC and is an indirect subsidiary of GenAmerica Corporation, a financial services holding company. Conning's principal office is located at 700 Market St, St. Louis, Missouri 63101. Conning, founded in 1912, has extensive experience in investment management and as of December 31, 1998 had approximately $29.6 billion in assets under management.

         For the services provided and expenses assumed pursuant to its sub-advisory agreement with the Adviser, Conning receives from the Adviser a fee, computed daily and payable monthly, at the annual rate of .30% of the first $1.5 billion of the Portfolio's average daily net assets, .25% of the next $1.0 billion of net assets and .15% of net assets in excess of $2.5 billion..

ADMINISTRATOR

         BISYS Fund Services Ohio, Inc., located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the Portfolio's Administrator.

         The Administrator generally assists in all aspects of the Portfolio's administration and operation. For its services, the Administrator is entitled to receive a fee, computed daily and payable monthly, at the annual rate of .20% of the Portfolio's average daily net assets. From time to time, the Administrator may voluntarily waive all or a portion of the administration fees otherwise payable by the Portfolio in order to increase the net income available for distribution to shareholders.

DISTRIBUTOR

         Shares in the Portfolio are sold continuously by the Distributor, BISYS Fund Services, an affiliate of the Administrator. The Distributor is a registered broker-dealer with principal offices at 3435 Stelzer Road, Columbus, Ohio 43219.

SHAREHOLDER SERVICES PLAN

         The Fund has adopted a Shareholder Services Plan with respect to the Portfolio (the "Plan"). Under the Plan, the Portfolio may pay (a) Service Organizations for shareholder liaison services, which means personal services for shareholders and/or the maintenance of shareholder accounts, such as responding to customer inquiries and providing information on accounts, and (b) Service Organizations for administrative support services, which include but are not limited to (i) transfer agent and sub-transfer agent services for beneficial owners of Shares of the Portfolio; (ii) aggregating and processing purchase and redemption orders; (iii) providing beneficial owners with statements showing their positions in Shares of the Portfolio; (iv) processing dividend payments;
(v) providing sub-accounting services for Shares of the Portfolio held beneficially; (vi) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners; and (vii) receiving, translating and transmitting proxies executed by beneficial owners. See "Management of the Fund -- Service Organizations" below for a description of the servicing agreements.

         Under the Plan, payments by the Fund to a Service Organization for shareholder liaison services and/or administrative support services may not exceed the annual rates of .25% and .50%, respectively, of the average daily net assets attributable to the Portfolio's outstanding Shares which are owned of record or beneficially by that Service Organization's customers for whom the Service Organization is the dealer of record or shareholder of record or with whom it has a servicing relationship. As of the date of this Prospectus, the Fund intends to limit the Portfolio's payments for shareholder liaison and administrative support services under the Plan to an aggregate fee of not more than .65% (on an annualized basis) of the average daily net asset value of Shares owned of record or beneficially by customers of Service Organizations.

SERVICE ORGANIZATIONS

         The servicing agreements adopted under the Shareholder Services Plan (the "Servicing Agreements") require the Service Organizations receiving such compensation (which may include affiliates of the Adviser and Sub-Adviser) to perform certain services, including providing shareholder liaison services and/or administrative support services with respect to the beneficial owners of Shares of the Portfolio, such as those described above.

         Under the Servicing Agreements and upon notice to the Fund, a Service Organization may subcontract with one or more entities for the performance of certain services provided under its Servicing Agreement with the Fund. Such Service Organization shall be as fully responsible to the Fund for the acts or omissions of any subcontractor as it would be for its own acts or omissions. The fees payable to any sub-contractor are paid by the Service Organization out of the fees it receives from the Fund.

         The Fund understands that Service Organizations providing such services may also charge fees to their customers beneficially owning such Shares. These fees would be in addition to any amounts which may be received by such a Service Organization under its Servicing Agreement with the Fund. The Fund's Servicing Agreements require a Service Organization to disclose to its customers any compensation payable to the Service Organization by the Portfolio and any other compensation payable by its customers in connection with their investment in such Shares. Customers of such a Service Organization receiving servicing fees should read this Prospectus in light of the terms governing their accounts with their Service Organization.

CUSTODIAN AND TRANSFER AGENT

         Mercantile Trust Company National Association, a wholly-owned subsidiary of Mercantile, with principal offices located at One Mercantile Center, 8th and Locust Streets, St. Louis, Missouri 63101, serves as Custodian of the Portfolio's assets. BISYS Fund Services Ohio, Inc. also serves as the Fund's transfer agent and dividend disbursing agent. Its address is 3435 Stelzer Road, Columbus, Ohio 43219.

EXPENSES

         Except as noted above and in the Statement of Additional Information under "Investment Advisory and Administrative Contracts" and "Custodian and Transfer Agent," the Fund's service contractors bear all expenses in connection with the performance of their services. Expenses are deducted from the total income of the Portfolio before dividends and distributions are paid. These expenses include, but are not limited to, fees paid to the Adviser and Administrator, transfer agency fees, fees and expenses of officers and directors who are not affiliated with the Adviser or the Distributor, taxes, interest, legal fees, custodian fees, auditing fees, shareholder servicing fees, certain fees and expenses in registering and qualifying the Portfolio and its Shares for distribution under federal and state securities laws, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, the expense of reports to shareholders, shareholders' meetings and proxy solicitations, fidelity bond and directors' and officers' liability insurance premiums, the expense of using independent pricing services and other expenses which are not expressly assumed by the Adviser, Distributor or Administrator under their respective agreements with the Fund. The Fund also pays for brokerage fees, commissions and other transaction charges, if any, in connection with the purchase and sale of portfolio securities. Any general expenses of the Fund that are not readily identifiable as belonging to a particular portfolio will be allocated among all portfolios by or under the direction of the Board of Directors in a manner the Board determines to be fair and equitable. See "Expense Summary" and "Management of the Fund" above for additional information regarding expenses of the Portfolio.

                          OTHER INFORMATION CONCERNING
                             THE FUND AND ITS SHARES

DESCRIPTION OF SHARES

         The Fund was organized on September 9, 1982 as a Maryland corporation, and is a mutual fund of the type known as an "open-end management investment company." The Fund's principal office is located at 3435 Stelzer Road, Columbus, Ohio 43219.

         The Fund's Charter authorizes the Board of Directors to issue up to twenty billion full and fractional Shares of common stock, and to classify and reclassify any unauthorized and unissued Shares into one or more classes of Shares. The Board of Directors may similarly classify or reclassify any class of Shares into one or more series. Pursuant to such authority, the Board of Directors has authorized the issuance of the following series of shares representing interests in the Portfolio, which is classified as a diversified company under the 1940 Act: 2 billion Shares, representing interests in the Conning Money Market Portfolio. Shares in the Portfolio will be issued without Share certificates.

         Shareholders are entitled to one vote for each full Share held and proportionate fractional votes for fractional Shares held. Shares of all portfolios will vote together and not by class unless otherwise required by law or permitted by the Board of Directors. All shareholders of a particular portfolio will vote together as a single class on matters relating to the portfolio's investment advisory (or sub-advisory) agreement, distribution plan, investment objective, if fundamental, and fundamental policies.

         The Fund is not required, and currently does not intend, to hold annual meetings except as required by the 1940 Act or other applicable law. Upon the written request of the holders of 10% or more of the outstanding Shares, the Fund will call a special meeting to vote on the question of removal of a director.

         Shares of the Fund's portfolios have noncumulative voting rights and, accordingly, the holders of more than 50% of the Fund's outstanding Shares (irrespective of portfolio or class) may elect all of the Directors. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in this Prospectus, Shares will be fully paid and nonassessable.

MISCELLANEOUS

         As used in this Prospectus, a "vote of a majority of the outstanding Shares" of the Portfolio means, with respect to the approval of an investment advisory or sub-advisory agreement or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) more than 50% of the outstanding Shares of the Portfolio, or (b) 67% or more of the Shares of the Portfolio present at a meeting if more than 50% of the outstanding Shares of the Portfolio are represented at the meeting in person or by proxy.

                  As of January 18, 1999, the Custodian and its affiliates possessed, of record on behalf of their underlying customer accounts, voting or investment power with respect to more than 25% of the Fund's outstanding Shares. Therefore, the Custodian may be deemed to be a controlling person of the Fund within the meaning of the 1940 Act.

         Inquiries regarding the Fund and the Portfolio may be directed to your broker-dealer or financial organization.

         YEAR 2000 RISKS. Like other investment companies, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Adviser is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurance that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund as a result of the Year 2000 Problem.


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE PORTFOLIO'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE PORTFOLIO, THE FUND, OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE PORTFOLIO, THE FUND OR THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                         CONNING MONEY MARKET PORTFOLIO
















                                 [CONNING LOGO]














                                   PROSPECTUS

                                JANUARY 19, 1999
                         (AS REVISED FEBRUARY 12, 1999)

                       THE CONNING MONEY MARKET PORTFOLIO
                                       OF
                             THE ARCH FUND(R), INC.


                       Statement of Additional Information

                                     Part B







                                January 19, 1999
                         (as revised February 12, 1999)

                       Statement of Additional Information

                                       for

                       The Conning Money Market Portfolio
                                       of
                             The ARCH Fund(R), Inc.


                                January 19, 1999
                         (as revised February 12, 1999)


                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
THE FUND ........................................................................................................2
INVESTMENT OBJECTIVE AND POLICIES................................................................................2
NET ASSET VALUE.................................................................................................10
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..................................................................11
ADDITIONAL YIELD INFORMATION....................................................................................12
DESCRIPTION OF SHARES...........................................................................................13
ADDITIONAL INFORMATION CONCERNING TAXES.........................................................................15
MANAGEMENT OF THE FUND..........................................................................................17
INDEPENDENT AUDITORS............................................................................................23
COUNSEL ........................................................................................................23
MISCELLANEOUS...................................................................................................23
APPENDIX A.......................................................................................................1


This Statement of Additional Information, which provides supplemental information applicable to the Conning Money Market Portfolio of The ARCH Fund, Inc. (the "Fund"), is not a prospectus. It should be read only in conjunction with such Portfolio's Prospectus dated January 19, 1999 (as revised February 12,
1999) and is incorporated by reference in its entirety into the Prospectus. No investment in Shares of such Portfolio should be made without reading the Prospectus. A copy of the Prospectus may be obtained by writing the Fund at 3435 Stelzer Road, Columbus, Ohio 43219 or by contacting your broker-dealer or financial organization. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

                                    THE FUND

                  This Statement of Additional Information relates to the Conning Money Market Portfolio (the "Portfolio") of the Fund, an open-end, management investment company. The Fund was organized on September 9, 1982 as a Maryland corporation.


                        INVESTMENT OBJECTIVE AND POLICIES

                  The Sub-Adviser, under the supervision of the Adviser, makes investment decisions with respect to the Portfolio in accordance with the SEC's rules and regulations for money market funds.

                  The following policies supplement the description of the investment objective and policies of the Portfolio described in the Prospectus.

                  COMMERCIAL PAPER, BANKERS' ACCEPTANCES, CERTIFICATES OF DEPOSIT AND TIME DEPOSITS. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

                  As stated in the Prospectus, the Portfolio may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations may include Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs") which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit ("Yankee CDs") which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee BAs") which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.

OTHER APPLICABLE INVESTMENT POLICIES

                  MUNICIPAL OBLIGATIONS. As described in the Prospectus and subject to its investment limitations, the Portfolio may invest in municipal obligations. Municipal obligations include debt obligations issued by governmental entities which obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities.

                  The two principal classifications of municipal obligations consist of "general obligation" and "revenue" issues. There are, of course, variations in the quality of municipal obligations both within a particular classification and between classifications, and the yields on municipal obligations depend upon a variety of factors, including general conditions of the money market and/or the municipal bond market, the financial condition of the issuer, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Rating Agencies, such as Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P"), represent their opinions as to the quality of municipal obligations. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and municipal obligations with the same maturity, interest rate and rating may have different yields while municipal obligations of the same maturity and interest rate with different ratings may have the same yield.

                  The payment of principal and interest on most municipal securities purchased by the Portfolio will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal obligations may be materially adversely affected by litigation or other conditions. The District of Columbia, each state, each of their political subdivisions, agencies, instrumentalities and authorities and each multi-state agency of which a state is a member is a separate "issuer" as that term is used in this Statement of Additional Information and the Prospectus. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer."

                  The Portfolio may also purchase general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes and other tax-exempt loans. Such instruments are issued in anticipation of the receipt of tax funds, the proceeds of bond, placements, or other revenues.

                  Certain types of municipal obligations (private activity bonds) have been or are issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities. Furthermore, payment of principal and interest on municipal obligations of certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of the mortgages or deeds of trust will be subject to statutory enforcement procedures and limitations, including rights of redemption and limitations on obtaining deficiency judgments. In the event of a foreclosure, collection of the proceeds of the foreclosure may be delayed, and the amount of proceeds from the foreclosure may not be sufficient to pay the principal of and accrued interest on the defaulted municipal obligations.

                  Dividends paid by the Portfolio that are derived from interest on municipal obligations would be taxable to its shareholders for federal income tax purposes.

                  VARIABLE AND FLOATING RATE INSTRUMENTS. The Portfolio may purchase variable and floating rate obligations as described in the Prospectus. The Sub-Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such obligations and, for obligations subject to a demand feature, will monitor their financial status to meet payment on demand. The Portfolio will invest in such instruments only when the Sub-Adviser believes that any risk of loss due to issuer default is minimal. In determining average weighted portfolio maturity, a variable or floating rate instrument issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or a variable or floating rate instrument scheduled on its face to be paid in 397 days or less, will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment. Other variable or floating rate notes will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the time the Portfolio can recover payment of principal as specified in the instrument.

                  Variable or floating rate obligations held by the Portfolio may have maturities of more than 397 days provided that: (i) the Portfolio is entitled to payment of principal at any time upon not more than 30 days' notice or at specified intervals not exceeding 397 days (upon not more than 30 days' notice); (ii) the rate of interest on a variable rate instrument is adjusted automatically on set dates not exceeding 397 days, and the instrument, upon adjustment, can reasonably be expected to have a market value that approximates its par value; and (iii) the rate of interest on a floating rate instrument is adjusted automatically whenever a specified interest rate changes and the instrument, at any time, can reasonably be expected to have a market value that approximates its par value.

                  RESTRICTED SECURITIES. The SEC has adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. The Portfolio will not invest more than 10% of its total assets in the securities of issuers which are restricted as to disposition, other than restricted securities eligible for resale pursuant to Rule 144A.

                  The Sub-Adviser monitors the liquidity of restricted securities in the Portfolio under the supervision of the Board of Directors. In reaching liquidity decisions, the Sub-Adviser may consider the following factors, although such factors may not necessarily be determinative: (1) the unregistered nature of a security; (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (4) the trading markets for the security; (5) dealer undertakings to make a market in the security; and (6) the nature of the security and the nature of the marketplace trades (including the time needed to dispose of the security, methods of soliciting offers, and mechanics of transfer).

                  U.S. GOVERNMENT OBLIGATIONS. Examples of the types of U.S. Government obligations that may be held by the Portfolio include, in addition to U.S. Treasury bills, the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, Resolution Trust Corporation, and International Bank for Reconstruction and Development.

                  Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

                  STRIPPED U.S. GOVERNMENT OBLIGATIONS. As described in the Prospectus, the Portfolio may hold stripped U.S. Treasury securities, including
(1) coupons that have been stripped from U.S. Treasury bonds, which are held through the Federal Reserve Bank's book-entry system called "Separate Trading of Registered Interest and Principal of Securities" ("STRIPS") or (2) through a program entitled "Coupon Under Book-Entry Safekeeping" ("CUBES"). Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRS") and "Certificates of Accrual on Treasury Securities" ("CATS"). Such securities may not be as liquid as STRIPS and CUBES and are not viewed by the staff of the SEC as U.S. Government securities for purposes of the 1940 Act.

                  The stripped coupons are sold separately from the underlying principal, which is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Purchasers of stripped principal-only securities acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury Department sells itself. In the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder), the underlying U.S. Treasury bonds and notes themselves are held in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities, such as the Portfolio, most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for federal tax and securities law purposes.

                  The U.S. Government does not issue stripped Treasury securities directly. The STRIPS program, which is ongoing, is designed to facilitate the secondary market in the stripping of selected U.S. Treasury notes and bonds into separate interest and principal components. Under the program, the U.S. Treasury continues to sell its notes and bonds through its customary auction process. A purchaser of those specified notes and bonds who has access to a book-entry account at a Federal Reserve bank, however, may separate the Treasury notes and bonds into interest and principal components. The selected Treasury securities thereafter may be maintained in the book-entry system operated by the Federal Reserve in a manner that permits the separate trading and ownership of the interest and principal payments.

                  For custodial receipts, the underlying debt obligations are held separate from the general assets of the custodian and nominal holder of such securities, and are not subject to any right, charge, security interest, lien or claim of any kind in favor of or against the custodian or any person claiming through the custodian. The custodian is also responsible for applying all payments received on those underlying debt obligations to the related receipts or certificates without making any deductions other than applicable tax withholding. The custodian is required to maintain insurance for the protection of holders of receipts or certificates in customary amounts against losses resulting from the custody arrangement due to dishonest or fraudulent action by the custodian's employees. The holders of receipts or certificates, as the real parties in interest, are entitled to the rights and privileges of the underlying debt obligations, including the right, in the event of default in payment of principal or interest, to proceed individually against the issuer without acting in concert with other holders of those receipts or certificates or the custodian.

                  SECURITIES LENDING. As described in the Prospectus, the Portfolio may lend its portfolio securities to broker-dealers, banks or institutional borrowers. While the Portfolio would not have the right to vote securities on loan, the Portfolio intends to terminate the loan and regain the right to vote should this be considered important with respect to the investment. When the Portfolio lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the investment of the cash collateral which will be invested in readily marketable, high quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the Portfolio if a material event affecting the investment is to occur.

                  Securities lending arrangements with broker-dealers require that the loans be secured by the collateral equal in value to at least the market value of the securities loaned. During the term of such arrangements, the Portfolio will maintain such value by the daily marking-to-market of the collateral.

                  SECURITIES OF OTHER INVESTMENT COMPANIES. As described in the Prospectus, the Portfolio intends to limit investments in securities issued by other investment companies within the limits prescribed by the 1940 Act. The Portfolio currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group;
(c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio; and (d) not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by the Portfolio and other investment companies advised by the Adviser or Sub-Adviser.

                  WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. When-issued and forward commitment transactions are made to secure what is considered to be an advantageous price or yield for the Portfolio. When the Portfolio agrees to purchase or sell securities on a when-issued or forward commitment basis, the Custodian (or sub-custodian) will maintain in a segregated account cash or liquid portfolio securities having a value (determined daily) at least equal to the amount of the Portfolio's commitments. In the case of a forward commitment to sell portfolio securities, the Custodian (or sub-custodian) will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. These procedures are designed to ensure that the Portfolio will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitment transactions.

                  The Portfolio will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Portfolio may dispose of or renegotiate a commitment after it is entered into and may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. In these cases, the Portfolio may realize a capital gain or loss.

                  When the Portfolio engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

                  The value of the securities underlying such commitments to purchase or sell securities, and any subsequent fluctuations in their value, is taken into account when determining the Portfolio's net asset value starting on the day the Portfolio agrees to purchase the securities. The Portfolio does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Portfolio makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Portfolio's assets, and fluctuations in the value of the underlying securities are not reflected in the Portfolio's net asset value as long as the commitment remains in effect.

                  Because the Portfolio will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, the Portfolio's liquidity and ability to manage its portfolio might be affected in the event its commitments to purchase securities on a when-issued or forward commitment basis ever exceeded 25% of the value of its total assets.

                  REPURCHASE AGREEMENTS. Under the terms of a repurchase agreement, the Portfolio purchases securities from financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the Sub-Adviser under guidelines approved by the Board of Directors, subject to the seller's agreement to repurchase them at a mutually agreed-upon date and price. Securities subject to repurchase agreements are held by the Portfolio's Custodian or in the Federal Reserve/Treasury book-entry system. During the term of any repurchase agreement, the Sub-Adviser will continue to monitor the creditworthiness of the seller. The repurchase price generally equals 102% of the price paid by the Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio securities). Under a repurchase agreement, the seller is required to maintain the value of the securities subject to the agreement at not less than the repurchase price, and securities subject to repurchase agreements are maintained by the Portfolio's Custodian in segregated accounts in accordance with the 1940 Act. Default by the seller could, however, expose the Portfolio to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. Repurchase agreements are considered to be loans by the Portfolio under the 1940 Act.

                  REVERSE REPURCHASE AGREEMENTS. As described in the Prospectus, the Portfolio may enter into reverse repurchase agreements. At the time the Portfolio enters into such an arrangement, it will place, in a segregated custodial account, liquid assets having a value at least equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained.

                  Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the price of the securities that it is obligated to repurchase. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. The Portfolio intends to limit its borrowings (including reverse repurchase agreements) during the current fiscal year to not more than 5% of its net assets.

PORTFOLIO TRANSACTIONS

                  Subject to the general control of the Fund's Board of Directors and under the supervision of the Adviser, the Sub-Adviser is responsible for making decisions with respect to, and placing orders for, all purchases and sales of portfolio securities for the Portfolio. Securities purchased and sold by the Portfolio which are traded in the over-the-counter market are generally done so on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price of those securities includes an undisclosed commission or mark-up. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

                  The Portfolio may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Portfolio will engage in this practice, however, only when the Sub-Adviser, in its sole discretion, believes such practice to be otherwise in the Portfolio's interests.

                  Investment decisions for the Portfolio are made independently from those for other investment companies and accounts advised or managed by the Sub-Adviser. Such other investment companies and accounts may also invest in the same securities as the Portfolio. When a purchase or sale of the same security is made at substantially the same time on behalf of the Portfolio and another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Sub-Adviser believes to be equitable to the Portfolio and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Portfolio or the size of the position obtained by the Portfolio. To the extent permitted by law, Sub-Adviser may aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for other investment companies or accounts in order to obtain best execution.

PORTFOLIO TURNOVER

                  The Portfolio's annual portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the Portfolio's securities. The calculation excludes all securities the maturities of which at the time of acquisition were thirteen months or less. Consequently, because the Portfolio is a money market fund, there is not expected to be any portfolio turnover for the Portfolio for regulatory reporting purposes.

INVESTMENT LIMITATIONS

                           The following investment limitations may be changed
only by an affirmative vote of a majority of the outstanding shares of the Portfolio (as defined under "Other Information Concerning the Fund and Its Shares -- Miscellaneous" in the Portfolio's Prospectus). These investment limitations supplement those that appear in the Prospectus.

                           THE PORTFOLIO MAY NOT:

                  1. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets, or where otherwise permitted by the 1940 Act.

                  2. Purchase securities of any one issuer, other than obligations of the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the Portfolio's total assets would be invested in such issuer, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to such 5% limitation.

                  3. Purchase or sell real estate (the Portfolio may purchase commercial paper issued by companies which invest in real estate or interests therein).

                  4. Purchase securities on margin, make short sales of securities or maintain a short position.

                  5. Underwrite the securities of other issuers.

                  6. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs.

                  7. Write or purchase put or call options.

                  In accordance with Rule 2a-7 of the 1940 Act, the Portfolio intends to invest no more than five percent of its total assets in the securities of any one issuer; provided, however, that the Portfolio may invest more than five percent of its total assets in the First Tier Eligible Securities of a single issuer for a period of up to three business days after the purchase thereof, provided further that the Portfolio would not make more than one investment in accordance with the foregoing provision at any time. This intention is not, however, a fundamental policy of the Portfolio and may change in the event Rule 2a-7 is amended in the future.


                                 NET ASSET VALUE

                As stated in the Prospectus, the net asset value per share of the Portfolio is calculated by adding the value of all of the portfolio securities and other assets belonging to the Portfolio, subtracting the liabilities of the Portfolio, and dividing the result by the number of outstanding shares of the Portfolio.

             The assets in the Portfolio are valued according to the amortized cost method of valuation. Pursuant to this method, an instrument is valued at its cost initially and, thereafter, a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the market price the Portfolio would receive if it sold the instrument. The value of securities in the Portfolio can be expected to vary inversely with changes in prevailing interest rates.

                The Portfolio invests only in instruments that present minimal credit risks and meet the ratings criteria described in the Prospectus. In addition, the Portfolio maintains a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided that the Portfolio will not purchase any security with a remaining maturity of more than thirteen months (397 days) (securities subject to repurchase agreements and certain other securities may bear longer maturities) nor maintain a dollar-weighted average portfolio maturity that exceeds 90 days. The Fund's Board of Directors has approved procedures that are intended to stabilize the Portfolio's net asset value per share at $1.00 for purposes of pricing sales and redemptions. These procedures include the determination, at such intervals as the Board deems appropriate, of the extent, if any, to which the net asset value per share of the Portfolio calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the extent of any deviation from the Portfolio's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it will take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include, but are not limited to, selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; or utilizing a net asset value per share determined by using available market quotations.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

                Shares in the Portfolio are sold on a continuous basis by the Distributor. As described in the Prospectus, Shares of the Portfolio are sold to customers of broker-dealers and other financial advisers at the public offering price based on the Portfolio's net asset value without a sales charge.

                The Fund may redeem Shares involuntarily if the net income with respect to the Portfolio is negative or such redemption otherwise appears appropriate in light of the Fund's responsibilities under the 1940 Act.

                Under the 1940 Act, the Portfolio may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closing; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. The Portfolio may also suspend or postpone the recordation of the transfer of its Shares upon the occurrence of any of the foregoing conditions.

                In addition to the situations described in the Prospectus under "How to Purchase and Redeem Shares," the Portfolio may redeem Shares involuntarily to reimburse the Portfolio for any loss sustained by reason of the failure of a shareholder to make full payment for Shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Portfolio Shares as provided in the Prospectus from time to time.


                          ADDITIONAL YIELD INFORMATION

                  The Portfolio's "yield" and "effective yield," as described in the Prospectus, are calculated according to formulas prescribed by the SEC. Standardized 7 day "yield" is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account in the Portfolio having a balance of one Share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7). The net change in the value of an account includes the value of additional Shares purchased with dividends from the original Share, and dividends declared on both the original Share and any such additional Shares, net of all fees, other than nonrecurring account or sales charges, that are charged by the Portfolio to all shareholder accounts in proportion to the length of the base period and the Portfolio's mean (or median) account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. "Effective yield" is computed by compounding the unannualized base period return (calculated as above) by adding one to the base period return, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result. Based upon the same calculations, the Portfolio's 30-day yields and 30-day effective yields may also be quoted.

                  The Portfolio's quoted yield is not indicative of future yields and depends upon factors such as portfolio maturity, the Portfolio's expenses, and the types of instruments held by the Portfolio. Any account fees imposed by financial institutions, Service Organizations, or broker-dealers would reduce the Portfolio's effective yield.

                  Investors may judge the performance of the Portfolio by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies. Such comparisons may be made by referring to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. Such comparisons may also be made by referring to data prepared by Lipper Analytical Services, Inc. (a widely recognized independent service which monitors the performance of mutual funds), Indata, Frank

Russell, CDA, and the Bank Rate Monitor (which reports average yields for money market accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas). Other similar yield data, including comparisons to the performance of Mercantile Bank repurchase agreements, or the average yield data for similar asset classes including but not limited to Treasury bills, notes and bonds, may also be used for comparison purposes. Comparisons may also be made to indices or data published in the following national financial publications: IBC's Money Fund Report(R), MorningStar, CDA/Wiesenberger, Money Magazine, Forbes, Fortune, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, U.S.A. Today and publications of Ibbotson Associates, Inc. and other publications of a local or regional nature. In addition to performance information, general information about the Portfolio that appears in a publication such as those mentioned above may be included in advertisements, supplemental sales literature and in reports to Shareholders.

                  From time to time, the Fund may include the following types of information in advertisements, supplemental sales literature and reports to
Shareholders: (1) discussions of general economic or financial principles (such as the effects of inflation and the power of compounding); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for the Portfolio; (5) descriptions of investment strategies for the Portfolio; (6) descriptions or comparisons of various investment products, which may or may not include the Portfolio; (7) comparisons of investment products (including the Portfolio) with relevant market or industry indices or other appropriate benchmarks; and (8) discussions of rankings or ratings by recognized rating organizations. Such data are for illustrative purposes only and are not intended to indicate past or future performance results of the Portfolio. Actual performance of the Portfolio may be more or less than that noted in the hypothetical illustrations.

         Since performance will fluctuate, performance data for the Portfolio cannot necessarily be used to compare an investment in the Portfolio with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in the Portfolio, portfolio maturity, operating expenses, and market conditions. The current yield and performance of the Portfolio may be obtained by calling your broker-dealer or financial organization.

                              DESCRIPTION OF SHARES

         The Fund's Articles of Incorporation authorize the Board of Directors to issue up to twenty billion full and fractional shares of capital stock, and to classify or reclassify any unissued shares of the Fund into one or more additional classes or by setting or changing in any one or more respects, their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. Pursuant to such authority the Fund's Board of Directors has authorized the issuance of sixty-five classes of shares representing interests in one of nineteen investment portfolios: the Treasury Money Market, Money Market, Tax-Exempt Money Market, Conning Money Market, U.S. Government Securities, Intermediate Corporate Bond, Bond Index, Government & Corporate Bond, Short-Intermediate Municipal, Missouri Tax-Exempt Bond, Kansas Tax-Exempt Bond, National Municipal Bond, Equity
Income, Equity Index, Growth & Income Equity, Growth Equity, Small Cap Equity, Small Cap Equity Index, International Equity and Balanced Portfolios. This Statement of Additional Information relates only to the Shares of the Conning Money Market Portfolio. Trust Shares, Trust II Shares, Institutional Shares, Investor A Shares and/or Investor B Shares in each of the Fund's other portfolios are offered through separate prospectuses to different categories of investors. Portfolio Shares have no preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus, Shares of the Portfolio will be fully paid and nonassessable.

                  In the event of a liquidation or dissolution of the Fund, Shares of the Portfolio are entitled to receive the assets available for distribution belonging to that Portfolio, and a proportionate distribution, based upon the relative asset values of the respective portfolios of the Fund, of any general assets not belonging to any particular portfolio which are available for distribution. Shareholders of the Portfolio are entitled to participate equally in the net distributable assets of the portfolio on liquidation. Holders of all outstanding Shares of the Portfolio will vote together in the aggregate. Further, shareholders of all of the Fund's portfolios, irrespective of class, will vote in the aggregate and not separately on a portfolio-by-portfolio basis, except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio or class of shares. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of a "series" investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series (portfolio) affected by the matter. A portfolio is considered to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory or sub-advisory agreement, the approval of a Rule 12b-1 distribution plan or any change in a fundamental investment objective or investment policy would be effectively acted upon with respect to a portfolio only if approved by a majority of the outstanding shares of that Portfolio. However, the Rule also provides that the ratification of the appointment of independent auditors, the approval of principal underwriting contracts, and the election of directors may be effectively acted upon by shareholders of the Fund's portfolios voting without regard to portfolio or class.

          Shares in the Portfolio will be issued without certificates.

                     ADDITIONAL INFORMATION CONCERNING TAXES

                  The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute out its income to shareholders each year, so that the Portfolio itself generally will be relieved of federal income and excise taxes. If the Portfolio were to fail to so qualify: (1) the Portfolio would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

                  The directors and executive officers of the Fund, their addresses, ages, principal occupations during the past five years, and other affiliations are as follows:

                                                                     Principal Occupations
                                            Position with            During Past 5 years
Name and Address                            the Fund                 and Other Affiliations
----------------                            --------                 ----------------------
Jerry V. Woodham*                           Chairman of              Treasurer, St. Louis University, August 1996 to present;
St. Louis University                        the Board;               Treasurer, Washington University, 1981 to 1995
3500 Lindell                                President and
Fitzgerald Hall                             Director
St. Louis, MO  63131
Age:  54

Robert M. Cox, Jr.                          Director                 Senior Vice President and Advisory Director, Emerson
Emerson Electric Co.                                                 Electric Co. since November 1990.
8000 W. Florissant Ave.
P.O. Box 4100
St. Louis, MO  63136-8506
Age:  52

Joseph J. Hunt                              Director                 General Vice-President International Association of
Iron Workers District                                                Bridge, Structural and Ornamental Iron Workers (International
Council                                                              Labor Union), January 1994 to present; General Organizer,
3544 Watson Road                                                     International Association of Bridge, Structural and Ornamental
 St. Louis, MO  63139                                                Iron Workers, September 1983 to December 1993.
Age:  55



------------------------

*   Mr. Woodham is an "interested person" of the Fund as defined in the 1940
    Act.

                                                                        Principal Occupations
                                            Position with               During Past 5 years
Name and Address                              the Fund                   and Other Affiliations
----------------                              --------                   ----------------------
James C. Jacobsen                           Director                   Director, Kellwood Company, (manufacturer of wearing apparel
Kellwood Company                                                       and camping softgoods)  since 1975; Vice Chairman, Kellwood
600 Kellwood Parkway                                                   Company since May 1989.
Chesterfield, MO  63017
Age:  52

Donald E. Brandt                            Director                   Senior Vice President, Finance and Corporate Services, Union
Union Electric Company                                                 Electric Company (electric utility company); Director,
P.O. Box 66149                                                         Huntco, Inc. (intermediate steel processors).
St. Louis, MO  63166
Age:  43

Patrick J. Moore                            Director                   Vice President & Chief Financial Officer since 1996 and Vice
Jefferson Smurfit                                                      President & General Manager, 1994-1996, of Industrial
  Corporation                                                          Packaging Division, Corporate Vice President & Treasurer,
8182 Maryland Avenue                                                   1993-1994, and Treasurer, 1992-1993, Jefferson Smurfit
St. Louis, MO  63105                                                   Corporation (paper, paperboard and packaging).
Age:  43

Ronald D. Winney*                           Director and               Treasurer, Ralston Purina Company Since 1985.
Ralston Purina Company                      Treasurer
Checkerboard Square
St. Louis, MO  63164
Age:  55

W. Bruce McConnel, III*                     Secretary                  Partner of the law firm of Drinker Biddle & Reath LLP,
Suite 1100                                                             Philadelphia, Pennsylvania Since 1977.
1345 Chestnut Street
Philadelphia, PA  19107
Age:  55

Walter B. Grimm*                            Vice President and         Employee of BISYS Fund Services.
3435 Stelzer Road                           Assistant Treasurer
Columbus, OH  43219
Age:  52

David Bunstine*                             Assistant Secretary        Employee of BISYS Fund Services.
3435 Stelzer Road
Columbus, OH  43219
Age:  32



------------------------
* Messrs. Grimm, Winney, McConnel and Bunstine are "interested persons" of the Fund as defined in the 1940 Act.

                  Each Director receives an annual fee of $10,000 plus reimbursement of expenses incurred as a Director. The Chairman of the Board and President of the Fund receives an additional annual fee of $5,000 for his services in these capacities. For the fiscal year ended November 30, 1997, the Fund paid or accrued for the account of its directors as a group, for services in all capacities, a total of $65,000. Drinker Biddle & Reath LLP, of which Mr. McConnel is a partner, receives legal fees as counsel to the Fund. As of the date of this Statement of Additional Information, the directors and officers of the Fund, as a group, owned less than 1% of the outstanding shares of the Fund.

                  The following chart provides certain information about the fees received by the Fund's directors for their services as members of the Board of Directors and committees thereof for the fiscal year ended November 30, 1997:


                                                                  PENSION OR
                                                                  RETIREMENT
                                            AGGREGATE          BENEFITS ACCRUED         TOTAL COMPENSATION
                                        COMPENSATION FROM       AS PART OF FUND         FROM THE FUND AND
   NAME OF DIRECTOR**                      THE FUND                EXPENSE              FUND COMPLEX*
   ------------------                      --------                -------              -------------
Jerry V. Woodham                             $15,000                N/A                    $15,000
Robert M. Cox, Jr.                           $10,000                N/A                    $10,000
Joseph J. Hunt                               $10,000                N/A                    $10,000
James C. Jacobsen                            $10,000                N/A                    $10,000
Donald E. Kiernan***                          $5,000                N/A                     $5,000
Lyle L. Meyer***                              $5,000                N/A                     $5,000
Ronald D. Winney                             $10,000                N/A                    $10,000



*        The "Fund Complex" consists solely of the Fund.

** Messrs. Brandt and Moore were not directors of the Fund as of November 30, 1997.

*** Messrs. Kiernan and Meyer resigned as directors of the Fund on April 3, 1997 and September 17, 1997, respectively.

INVESTMENT ADVISORY, SUB-ADVISORY AND ADMINISTRATION AGREEMENTS

                 Mississippi Valley Advisors, Inc. (the "Adviser") serves as investment adviser to the Portfolio. In addition, Conning Asset Management Company ("Conning") serves as sub-adviser to the Portfolio. Pursuant to the advisory and sub-advisory agreements, the Adviser and Conning have agreed to provide investment advisory and sub-investment advisory services, respectively, as described in the Portfolio's Prospectus. The Adviser and Conning have agreed to pay all expenses incurred by them in connection with their activities under their respective agreements other than the cost of securities, including brokerage commissions, if any, purchased for the Portfolio.

                 The investment advisory agreement and sub-advisory agreement provide that the Adviser and Conning, respectively, shall not be liable for any error of judgment or mistake of law or for any loss suffered in connection with the performance of their respective agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their duties or from reckless disregard by them of their duties and obligations thereunder.

                 Under its administration agreement with the Fund, BISYS Fund Services Ohio, Inc. (the "Administrator") serves as administrator. The Administrator has agreed to maintain office facilities for the Portfolio, furnish the Portfolio with statistical and research data, clerical, accounting, and certain bookkeeping services, stationery and office supplies, and certain other services required by the Portfolio, and to compute the net asset value and net income of the Portfolio. The Administrator prepares annual and semi-annual reports to the SEC on Form N-SAR, compiles data for and prepares federal and state tax returns and required tax filings other than those required to be made by the Fund's custodian and transfer agent, prepares the Fund's compliance filings with state securities commissions, maintains the registration or qualification of Shares for sale under the securities laws of any state in which the Fund's Shares shall be registered, assists in the preparation of annual and semi-annual reports to shareholders of record, participates in the periodic updating of the Fund's Registration Statement, prepares and assists in the timely filing of notices to the SEC required pursuant to Rule 24f-2 under the 1940 Act, arranges for and bears the cost of processing Share purchase, exchange and redemption orders, keeps and maintains the Portfolio's financial accounts and records including calculation of daily expense accruals, monitors compliance procedures for the Portfolio with the Portfolio's investment objective, policies and limitations, tax matters, and applicable laws and regulations, and generally assists in all aspects of the Portfolio's operations. The Administrator bears all expenses in connection with the performance of its services.

                  From time to time, the Adviser, Conning and the Administrator may voluntarily waive a portion or all of their respective fees otherwise payable to them with respect to the Portfolio in order to increase the net income available for distribution to shareholders.

CUSTODIAN AND TRANSFER AGENT

                  Mercantile Bank National Association is Custodian of the Portfolio's assets pursuant to a Custodian Agreement. Under the Custodian Agreement, the Custodian has agreed to (i) maintain a separate account or accounts in the name of the Portfolio; (ii) receive and disburse money on behalf of the Portfolio; (iii) collect and receive all income and other payments and distributions on account of the Portfolio's portfolio securities; (iv) respond to correspondence relating to its duties; and (v) make periodic reports to the Fund's Board of Directors concerning the operations of the Portfolio. The Custodian may, at its own expense, open and maintain a custody account or accounts on behalf of the Portfolio with other banks or trust companies, provided that the Custodian shall remain liable for the performance of all of its custodial duties under the Custodian Agreement, notwithstanding any delegation. The Custodian is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Portfolio, provided that the Custodian shall remain responsible for the performance of all of its duties under the Custodian Agreement and shall hold the Fund harmless from the acts and omissions of any bank or trust company serving as sub-custodian.

                  In the opinion of the staff of the SEC, since the Custodian is an affiliate of the investment adviser, the Fund and the Custodian are subject to the requirements of Rule 17f-2 under the 1940 Act. Accordingly the Fund and the Custodian intend to comply with the requirements of such rule.

                  Pursuant to the Custodian Agreement with the Fund, the Portfolio pays the Custodian an annual fee. For the Portfolio this fee is paid monthly and calculated daily at the rate of $.125 for each $1,000 of the Portfolio's average daily net assets.

                  BISYS Fund Services Ohio, Inc. also serves as the Fund's transfer agent and dividend disbursing agent (in those capacities, the "Transfer Agent") pursuant to a Transfer Agency Agreement. Under the Agreement, the Transfer Agent has agreed to (i) process shareholder purchase and redemption orders; (ii) maintain shareholder records for each of the Portfolio's shareholders; (iii) process transfers and exchanges of Shares of the Portfolio;
(iv) issue periodic statements for the Portfolio's shareholders; (v) process dividend payments and reinvestments; (vi) assist in the mailing of shareholder reports and proxy solicitation materials; and (vii) make periodic reports to the Fund's Board of Directors concerning the operations of the Portfolio.

SHAREHOLDER SERVICES PLAN

                  As described in the Prospectus, the Fund has adopted a Shareholder Services Plan (the "Plan") with respect to the Portfolio. Any material amendment to the Plan or arrangements with Service Organizations (which may include affiliates of the Fund's Adviser and Sub-Adviser) must be approved by a majority of the Board of Directors. Pursuant to the Plan, the Fund may enter into Servicing Agreements with broker-dealers and other organizations ("Servicing Agreements") that purchase Shares of the Portfolio. The Servicing Agreements provide that the Servicing Organizations will render certain shareholder liaison and/or administrative support services to their customers who are the record or beneficial owners of Portfolio Shares. Services provided pursuant to the Servicing Agreements may include such services as providing information periodically to customers showing their positions in Shares and monitoring services for their customers who have invested in Shares including the operation of telephone lines for daily quotations of return information.

                  OTHER PLAN INFORMATION. The Board of Directors has approved the Plan and its respective arrangements with Service Organizations based on information provided by the Fund's service contractors that there is a reasonable likelihood that the Plan and arrangements will benefit the Portfolio and its shareholders. Pursuant to the Plan, the Board of Directors reviews, at least quarterly, a written report of the amounts of servicing fees expended pursuant to the Plan and the purposes for which the expenditures were made.

                  Depending upon the terms governing the particular customer accounts, Service Organizations and other institutions may also charge their customers directly for cash management and other services provided in connection with the accounts, including, for example, account maintenance fees, compensating balance requirements, or fees based upon account transactions, assets, or income. An investor should therefore read the Prospectus and this Statement of Additional Information in light of the terms of his or her account with a Service Organization, or other institution before purchasing Shares of the Portfolio.

REGULATORY MATTERS

         Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing, or controlling the Shares of a registered, open-end investment company continuously engaged in the issuance of its Shares, and prohibit banks generally from issuing, underwriting, selling, or distributing securities such as Shares of the Portfolio. Such banking laws and regulations do not prohibit such a holding company or affiliate, or banks, from acting as investment adviser, transfer agent, or custodian to such an investment company, or from purchasing Shares of such a company as agent for and upon the order of customers. Mercantile Bank, the Adviser, Service Organizations that are banks or bank affiliates, and broker-dealers that are bank affiliates are subject to such laws and regulations, but believe they may perform the services for the Portfolio contemplated by its agreement, this Prospectus and the Statement of Additional Information without violating applicable banking laws and regulations. In addition, state securities laws on this issue may differ from the interpretation of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

         Should future legislative, judicial, or administrative action prohibit or restrict the activities of such companies in connection with the provision of services on behalf of the Portfolio and the shareholders, the Fund might be required to alter materially or discontinue its arrangements with such companies and change its method of operation. It is not expected that investors would suffer any adverse financial consequences as a result of any of these occurrences.

         If current restrictions preventing a bank from legally sponsoring, organizing, controlling, or distributing Shares of an investment company were relaxed, Mercantile Bank National Association, or an affiliate of Mercantile Bank National Association, would consider the possibility of offering to perform additional services for the Portfolio. It is not possible, of course, to predict whether or in what form such legislation might be enacted or the terms upon which Mercantile Bank National Association, or such an affiliate, might offer to provide such services.

         Conflict of interest restrictions may apply to the receipt of compensation paid pursuant to a Servicing Agreement by the Portfolio to a financial intermediary in connection with the investment of fiduciary funds in the Portfolio. Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, should consult legal counsel before entering into Servicing Agreements.

                              INDEPENDENT AUDITORS


                  KPMG Peat Marwick LLP, certified public accountants, with offices at Two Nationwide Plaza, Columbus, Ohio 43215, serves as independent auditors for the Fund for the fiscal year ended November 30, 1998. KPMG Peat Marwick LLP performs an annual audit of the Fund's financial statements. Reports of its activities are provided to the Fund's Board of Directors.


                                     COUNSEL

                  Drinker Biddle & Reath LLP (of which W. Bruce McConnel, III, Secretary of the Fund, is a partner), Suite 1100, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496, is counsel to the Fund and will pass upon certain legal matters on its behalf.


                                  MISCELLANEOUS

                   As of October 28, 1998, Mercantile held of record
         99.995% and 16.933% of the outstanding Institutional and Trust shares, respectively, in the Treasury Money Market Portfolio; 89.170% and 34.240% of the outstanding Institutional and Trust shares, respectively, in the Money Market Portfolio; 77.064% of the outstanding Trust shares in the Tax-Exempt Money Market Portfolio; 93.989% and 95.694% of the outstanding Institutional and Trust shares, respectively, in the U.S. Government Securities Portfolio; 99.896% and 98.252% of the outstanding Institutional and Trust shares, respectively, in the Intermediate Corporate Bond Portfolio; 96.378% and 98.886% of the outstanding Institutional and Trust shares, respectively, in the Government & Corporate Bond Portfolio; 99.982% and 97.342% of the outstanding Institutional and Trust shares, respectively, in the Bond Index Portfolio; 97.366% of the outstanding Trust shares in the Short-Intermediate Municipal Portfolio; 97.817% of the outstanding Trust shares in the Missouri Tax-Exempt Bond Portfolio; 99.401% of the outstanding Trust shares in the National Municipal Bond Portfolio; 96.818% and 95.321% of the outstanding Institutional and Trust shares, respectively, in the Growth & Income Equity Portfolio; 98.079% and 62.317% of the outstanding Institutional and Trust shares, respectively, in the Small Cap Equity Portfolio; 95.130% and 92.366% of the outstanding Institutional and Trust shares, respectively, in the International Equity Portfolio; 89.967% of the outstanding Trust shares in the Equity Income Portfolio; 99.999% of the Trust shares in the Equity Index Portfolio; 92.297% and 99.964% of the outstanding Institutional and Trust shares, respectively, in the Balanced Portfolio, and 99.999% and 97.912% of the outstanding Institutional and Trust shares, respectively, in the Growth Equity Portfolio, as fiduciary or agent on behalf of its customers. Mercantile is a wholly owned subsidiary of Mercantile Bancorporation Inc., a Missouri corporation. Under the 1940 Act, Mercantile may be deemed to be a controlling person of the Fund.

                           As of the same date, the following institutions also owned of record 5% or more of the Treasury Money Market Portfolio's outstanding shares as fiduciary or agent on behalf of their customers:
         Trust Shares - BISYS Fund Services, FBO Mercantile EOD Sweep, Attn:
         Mike Bryan, 3435 Stelzer Road, Columbus, OH 43219 (26.318%); Mercantile Bank NA Trust, Trust Securities Unit 17-1, Attn: Dede Clark, PO Box 387 Main Post Office, St Louis, MO 63166-0000 (16.933%); Hare & Co., Stif/Master Note, The Bank of New York, Attn: Paul Madden, One Wall Street 2nd Floor, New York, NY 10286 (36.065%); Flefco, PO Box 19264, Springfield, IL 62794-9264 (7.483%); Investor A Shares National Financial Services Corp., For the Benefit of Our Customers, 1 World Financial Center, 200 Liberty Street, 5th Floor, New York, NY 10281 (96.229%); Institutional Shares - Mercantile Bank of St. Louis, N.A.,
         Attn: Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166-0000, (99.995%).

                           As of the same date, the following institutions also owned of record 5% or more of the Money Market Portfolio's outstanding shares as fiduciary or agent on behalf of their customers: Trust Shares
         - Pacific Century Trust, 741 Mutual Fund Accounting, P.O. Box 3170, Honolulu, HI 96802-3170 (6.064%); BISYS Fund Services, FBO Mercantile EOD Sweep, Attn: Mike Bryan, 3435 Stelzer Road, Columbus, OH 43219 (51.243%); Mercantile Bank, N.A. Trust, Trust Securities Unit 17-1,
         Attn: Dede Clark, P.O. Box 387 Main Post Office, St. Louis, MO 631666-0000 (34.240%); Investor A Shares - National Financial Services Corp., For the Benefit of Our Customers, 1 World Financial Center, 200 Liberty Street, 5th Floor, New York, NY 10281 (92.412%); Investor B Shares - Mercantile Bank of St. Louis, NA Custodian Pheba A. Steinmeyer, IRA, 28413 Polk Dr., Rocky Mt., MO 65072-9042 (5.947%);
         Alberta Buenemann and Ernie W. Buenemann Trust, Alberta Buenemann Revocable Living Trust DTD 08-30-91, 1649 Sand Run Road, Troy, MO 63379 (8.016%); Homer R. Turner and Edna M. Turner Trust, Edna M. Turner Trust DTD 04-17-90, 33409 E. Pink Hill Rd., Grain Valley, MO 64029 (13.438%); Mercantile Bank of St Louis, NA Cust, John E. Hill, IRA, 806 Bitterfield Dr., Ballwin, MO 63011 (6.056%); Mercantile Bank of St Louis, NA Cust, Sandra L. Hill, IRA, 806 Bitterfield Dr., Ballwin, MO 63011 (6.056%); Institutional Shares - Mercantile Bank of St. Louis, N.A., Attn: Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166-0000 (83.843%); Mercantile Bank, Expediter Daily Valuation Account, Attn: Institutional Retirement Tram 16-2, P.O. Box 387, St Louis, MO 63166 (5.327%); RIBAT & Co., 230 18th St., P.O. Box 4870,
         Rock Island, IL 61204-4870 (7.184%).

                           As of the same date, the following institutions also owned of record 5% or more of the Tax-Exempt Money Market Portfolio's outstanding shares as fiduciary or agent on behalf of their customers:
         Trust Shares - BISYS Fund Services, FBO Mercantile EOD Sweep, Attn:
         Mike Bryan, 3435 Stelzer Road, Columbus, OH 43219 (20.315%); Mercantile Bank N.A. Trust, Trust Securities Unit 17-1, Attn:

         Dede Clark, P.O. Box 387 Main Post Office, St. Louis, MO 63166-0000 (77.064%); Investor A Shares - National Financial Services Corp., For the Benefit of Our Customers, 1 World Financial Center, 200 Liberty Street, 5th Floor, New York, NY 10281 (95.875%).

                           As of the same date, the following institutions also owned of record 5% or more of the U.S. Government Securities Portfolio's outstanding shares as fiduciary or agent on behalf of their customers: Trust Shares - Locust & Company, Mercantile Bank, St. Louis, N.A., Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166-0387 (37.129%); Olive & Company, Mercantile Bank of St. Louis, N.A., Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166-0387 (58.565%); Investor A Shares - Mercantile Bank of St. Louis, NA Custodian Edmund C. Albrecht, Jr., IRA, 236 Carlyle Lake Dr., St. Louis, MO 63141 (7.230%); Investor B Shares - Mercantile Bank of St Louis, NA Cust, Richard Dell Woods, SEP IRA, 3114 Pickett Rd, St Joseph, MO 64503 (10.481%); Mercantile Bank of St Louis, NA Cust, Evelyn Joan Sutton, IRA, 510 N Main Cross, Bowling Green, MO 63334 (6.848%); NFSC FEBO M22-038326, NFSC FMTC IRA, FBO Lynette A. Broeg, 60 Frontenac Dr, St Louis, MO 63131 (7.579%); NFSC FEBO M22-038563, NFSC FMTC IRA, FBO Betty J. Kolseth, 300 No 4th Apt 2009, St Louis, MO 63102 (9.452%); NFSC FEBO M26-037249, NFSC FMTC IRA, FBO Marvin R. Zielsdorf, 3625 NE Wabash, Topeka, KS 66617 (5.145%); Stanley Markenson and Shirley J. Markenson TRST, Markenson Rev Trust, DTD 5/14/92, 362 Hibler Ct., Creve Coevr, MO 63141 (5.137%); Charlie J. Vancil, 3073 Valley Dr., Festus, MO 63028 (5.697%); NFSC FEBO M26-044865, June M Swift, Tod William D Smith, Robert M Swift, Gwynneth A Mejia, 2823 Seneca, St Joseph, MO 64507 (10.800%); NFSC FEBO M26-945293, NFSC FMTC IRA Rollover, FBO Charlene V. Brunk, 17825 Hwy. 21, St. Joseph, MO 64505 (21.814%); Institutional Shares - Locust & Company, Mercantile Bank of St. Louis, N.A., Attn: Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166-0000 (93.989%); Mercantile Bank, Expediter Daily Valuation Account, ATTN Institutional Retirement Tram 16-2, P.O. Box 387, St. Louis, MO 63166 (5.952%).

                           As of the same date, the following institutions also owned of record 5% or more of the Intermediate Corporate Bond Portfolio's outstanding shares as fiduciary or agent on behalf of their customers: Trust Shares Locust & Company, Mercantile Bank, St. Louis, N.A., Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166-0387 (7.490%); Olive & Company, Mercantile Bank, St. Louis, N.A., Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166-0387 (90.762%); Investor A Shares-Jill Larson, 10835 Autillo Way, San Diego, CA 92127 (6.589%); George Gregory Timmons, 1332 E. Desert Cv., Phoenix, AZ 85020 (6.589%); Betty Jane Eckhart, Trust Betty Jane Eckhart Trust U/A DTD 04-19-82, 28265 Beach Rd., Sarcoxie, MO 64862 (24.015%); Lynn
         C. Prescott, Trst Lynn C. Prescott Trust, UAD 8-30-90, 4180 Rincon Circle, Palo Alto, CA 94306-3138 (13.218%); NFSC FEBO M22-830925,
         Sandra A. Smith, Charles W. Smith, 6726 Vermont, St. Louis, MO 63111, (7.768%); Mercantile Bank, St. Louis, Custodian, Douglas A. Tabachik, Rollover IRA, 15327 Thistebriar Ct., Chesterfield, MO 63017-

         0000 (13.794%); Alice Ann Jones, 213 S. Clay #2-S, Kirkwood, MO 63122 (10.150%); Institutional Shares - Locust & Company, Mercantile Bank, St. Louis, N.A., Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166-0387 (99.896%).

                           As of the same date, the following institutions also owned of record 5% or more of the Bond Index Portfolio's outstanding shares as fiduciary or agent on behalf of their customers: Trust Shares
         - Olive & Company, Mercantile Bank of St. Louis, N.A., Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166-0387 (97.342%); Investor A
         Shares - Thomas Young Trust, Beatrice Young Trust DTD 8-15-69 A/C M27-997382, 9204 Roger Lee Lane, St. Louis, MO 63126 (5.345%); Gerhard
         Radi, 2965 Berwick Ct., St. Charles, MO 63303 (6.914%); Gary C. Nelling and Helen L. Nelling, JTWROS, 850 Warder Ave., St. Louis, MO 63130 (6.458%); NFSC FEBO M27-901393, Judith T Betz, John N. Betz, 6539 Pernod, St Louis, MO 63139 (15.610%); NFSC FEBO M22-034134, NFSC FMTC IRA SEPP, FBO Ronald E. Ryan, 875 Glen Elm Dr., St. Louis, MO 63122, (16.047%); Dennis G Vesper, and Julie A Vesper, JTWROS, 1300 Bellevue Blvd, N, Bellevue, NE 68005 (14.875%); George R Swartz, and Donna K Swartz, Trst George & Donna Swartz Trust, DTD 5-19-94, 2203 Marian Pl, Venice, CA 90291, (14.874%); NFSC FEBO, M22-866377, Stanley E.
         Anderson, Eunice I. Anderson, 3501 Arsenal St, St Louis, MO 63118-2003 (5.975%); Institutional Shares - Locust & Company, Mercantile Bank of St. Louis, N.A., Trust Securities Units 17-1, P.O. Box 387, St. Louis, MO 63166-0387 (99.982%).

         As of the same date, the following institutions also owned of record 5% or more of the Government & Corporate Bond Portfolio's outstanding shares as fiduciary or agent on behalf of their customers: Trust Shares
         - Locust & Company, Mercantile Bank of St. Louis, N.A., Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166-0387 (42.181%);
         Olive & Company, Mercantile Bank of St. Louis, N.A., Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166-0387 (56.705%); Investor A
         Shares - Mercantile Bank of St. Louis, NA Custodian Eugene F. Tucker, IRA Rollover, 70 Berkshire, St. Louis, MO 63117 (6.013%); Mercantile Bank of St. Louis, Custodian, Glenn J. Holler, IRA Rollover, 226 Grimsley Sta., St. Louis, MO 63129 (5.233%); Investor B Shares - Mercantile Bank of St. Louis, NA Cust, Gerald C. Pasch, IRA, 2817 Duncan, St. Joseph, MO 64507 (5.042%); NFSC FEBO M22-050563, Carl S. Jackson, Steven J. Jackson, 3016 Sunset Drive, Apt. B, Carbondale, IL 62901 (5.683%); Homer R. Turner and Edna M. Turner Trust, Edna M. Turner Trust DTD 04-17-90, 33409 E. Pink Hill Road, Grain Valley, MO 64029 (7.242%); NFSC FEBO M25-022500, NFSC FMTC IRA, FBO Jackie L Stricklin, 10 Willowood Rd, North Little Rock, AR 72117 (9.738%); Institutional Shares - Locust & Company, Mercantile Bank of St. Louis, N.A., Attn: Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166-0000 (85.748%); Mercantile Bank, Expediter Daily Valuation Account, Attn: Institutional Retirement Tram 16-2, P.O. Box 387, St. Louis, MO 63166 (10.630%).

                           As of the same date, the following institutions also owned of record 5% or more of the Short-Intermediate Municipal Bond Portfolio's outstanding shares as fiduciary or agent on behalf of their customers: Trust Shares - Olive & Company, Attn: Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166-0387 (97.366%); Investor A
         Shares - James Sutten, P.O. Box 2465, Inverness, FL 34451-2465 (8.205%); National Financial Services Corp., FBO Bettina H. Clouse, 200 Liberty St. Fifth Floor, New York, NY 10281 (91.711%).

                           As of the same date, the following institutions also owned of record 5% or more of the Missouri Tax-Exempt Bond Portfolio's outstanding shares as fiduciary or agent on behalf of their customers:
         Trust Shares Locust & Company, Mercantile Bank of St. Louis, N.A., Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166-0387 (6.419%); Olive & Company, Mercantile Bank of St. Louis, N.A., Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166-0387 (91.398%);
         Investor B Shares - NFSC FEBO M22-901580, Alban C Hurlebaus, Catherine L Bruketa, 6144 S Grand, St Louis, MO 63111 (5.059%); NFSC FEBO M22-402761, Kenneth Russell, Helen Russell, Trustee, Helen Russell Revocable Trust, 320 Lake Apollo, Hannibal, MO 63401 (6.785%).

                           As of the same date, the following institutions also owned of record 5% or more of the National Municipal Bond Portfolio's outstanding shares as fiduciary or agent on behalf of their customers:
         Trust Shares Olive & Company, Mercantile Bank of St. Louis, N.A., Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166-0387 (99.401%);
         Investor A Shares - Joe N. Basore TRST, Joe N. Basore Trust, DTD 12/23/97, 311 Town Ctr., W. Bella Vista, AR 72714 (39.934%); Ann W.
         Basore TRST, Ann W. Basore Trust, DTD 12/23/97, 311 Town Ctr., W. Bella Vista, AR 72714 (39.934%); Investor B Shares - NFSC FEBO M22-988642, Ronald E. Ryan, Marian H. Ryan, 875 Glen Elm Drive, St. Louis, MO 63122 (8.581%); NFSC FEBO M22-967220, Casatta Revocable Living Trust, Raymond
         H. Casatta U/A 10-06-87, 5658 Tholozan, St. Louis, MO 65109 (12.307%);
         NFSC FEBO M22-961817, Gladine Coleman, Andrew B. Coleman, 5945 Loughborough, St. Louis, MO 63109 (8.502%); NFSC FEBO M22-423394, Nancy
         M. Prewitt, TOD, 16 Toussaint, O'Fallon, MO 63366 (7.224%); NFSC FEBO M22-479039, Constance M. McManus, TOD, 4271 Wyoming, St. Louis, MO 63116 (14.626%); NFSC M22-473782, Roland Charles Oesterle, TOD, 2849
         Missouri, St. Louis, MO 63118 (6.115%); NFSC FEBO M22-848700, Jessica Schumacher, Newell D. Timmermeier, 3204 Edwards St., Alton, IL 62002 (8.052%); NFSC FEBO M22-841897, Beatrice J. Teter, 5201 Asbury Ave. Apt. 232, Godfrey, IL 62035 (7.833%); NFSC FEBO M22-841900, Leona B.
         Teter, 5201 Asbury Ave. Apt. 232, Godfrey, IL 62035  (7.833%).

                           As of the same date, the following institutions also owned of record 5% or more of the Equity Income Portfolio's outstanding shares as fiduciary or agent on behalf of their customers: Trust Shares
         - Olive & Company, Mercantile Bank of St. Louis, N.A., Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166-0387 (89.967%); Norwest
         Bank Minnesota NA, Trst National By-Products Inc P/S Plan,
         c/o Mutual Fund Processing, PO Box 1533, Minneapolis, MN 55480-1533 (5.812%); Institutional Shares - CoreLink Financial Inc., P.O. Box 4054, Concord, CA 94524 (95.925%); Investor A Shares - Mori & Co, c/o Commerce Bank, Attn: Mutual Fund Operations, PO Box 13366/TBTS-2, Kansas City, MO 64199-3366 (13.026%); NFSC Febo M22-898880 William
         Oliver Shillington, II, Kim Shillington, 2917 N. Kristopher Bend, ST. Charles, MO 63126 (7.266%); Sandra Kungle Trust, Sandra Kungle Trust, 139 Arrowhead Court, Boone, NC 28607 (10.567%); NFSC FEBO M27-901393, Judith T Betz, John N Betz, 6539 Pernod, St Louis, MO 63139 (6.126%); NFSC FEBO M22-406252, Thomas G. Smith, Francis T. Smith, Nichole T. Smith, 10214 Hobkirk Dr., St Louis, MO 63137 (6.105%); Investor B Shares - NFSC FEBO M22-979570, NFSC FMTC IRA Rollover FBO Kevin O. Webb, 702 Hudson Rd, ST. Louis, MO 63130 (5.247%); NFSC FEBO M24-914932, NFSC FMTC IRA Rollover, FBO Daniel L Bodensteiner, 515 2nd St, Evansdale, IA 50707 (8.829%); NFSC FEBO M22-858650, Frances M Lafata, 1302 Steamboat Ln Apt 2, Ballwin, MO 63011 (5.365%); NFSC FEBO M22-821691, Arlene T. Kleimeier TTEE, Arlene T. Kleimeier REV LIV TR, U A 10/16/98, 3033 Apt. 6, Florissant, MO 63033 (14.491%); NFSC FEBO
         M23-031925, Anne Lloyd DuPont, 3500 NE Kingwood Ct., Lees Summit, MO 64064 (17.234%); NFSC FEBO M26-852155, Thelma P. Rhodes, TOD Ruby G. North, TOD Gladys Law, 1919 Mimosa, Springfield, MO 65804 (11.289%).

                           As of the same date, the following institutions also owned of record 5% or more of the Equity Index Portfolio's outstanding shares as fiduciary or agent on behalf of their customers: Trust Shares
         - Olive & Company, Mercantile Bank of St. Louis, N.A., Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166-0387 (9.569%); Locust &
         Company, Mercantile Bank of St. Louis, N.A., Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166-0387 (90.430%); Investor A
         Shares - Mercantile Bank of St Louis, Custodian, Donald E Gaddy, IRA, PO Box 682-309 Cherry St, Colstrip, MT 59323-0000 (6.294%); NFSC FEBO M23-874612, NFSC FMTC IRA ROLLOVER, FBO Mary H. Hernandez, 1056 Merriam Lane, Kansas City, KS 66103 (7.877%); Institutional Shares - Locust & Company, Mercantile Bank St. Louis NA, Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166-0387 (93.022%); Mercantile Bank, Expediter Daily Valuation Account, Attn: Institutional Retirement Tram 16-2, P.O. Box 387, St. Louis, MO 63166 (6.975%).

                           As of the same date, the following institutions also owned of record 5% or more of the Small Cap Equity Portfolio's outstanding shares as fiduciary or agent on behalf of their customers:
         Trust Shares - American Bar Endowment, 750 N. Lake Shore Dr., Chicago, IL 60611 (10.417%); Olive & Company, Mercantile Bank of St. Louis, N.A., Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166-0387 (15.542%); Locust & Company, Mercantile Bank of St. Louis, N.A., Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166-0387 (46.775%); State Street Bank & Trust Co., TRST Pioneer HI-BRED International Retirement Plan Trust, ATTN Chris Murphy, One Enterprise Dr., North Quincy, MA 02171 (6.484%); Bankers' Trust Co., FBO Sheet Metal Local 36, Miss Van Arch FD 191719, Attn: Mike Bloebaun, 648 Grassmere Park Road, Nashville, TN 37211

         (8.147%); Investor A Shares - Strafe & Co, FBO RKFD PIPE/MVA, PO Box 160, Westerville, OH 43230-0160 (7.116%); Institutional Shares - Locust & Company, Mercantile Bank of St. Louis, N.A., Attn: Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166-0000 (89.125%); Mercantile
         Bank, Expediter Daily Valuation Account, Attn: Institutional Retirement Tram 16-2, P.O. Box 387, St. Louis, MO 63166 (8.954%).

                           As of the same date, the following institutions also owned of record 5% or more of the International Equity Portfolio's outstanding shares as fiduciary or agent on behalf of their customers:
         Trust Shares - Locust and Company, Attn: Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166-0000 (44.957%); Olive & Company,
         Attn: Trust Securities Unit 17-1, P. O. Box 387, St. Louis, MO 63166-0387 (47.409%); Investor A Shares - Frances Dakers, 200 E. 89th St. 28D, New York, NY 10128 (12.535%); Institutional Shares - Locust & Company, Attn: Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166-0000 (95.130%).

                           As of the same date, the following institutions also owned of record 5% or more of the Balanced Portfolio's outstanding share as fiduciary or agent on behalf of their customers: Trust Shares
         - Locust & Company, Mercantile Bank of St. Louis, N.A., Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166-0387 (93.426%);
         Olive & Company, Mercantile Bank St Louis NA, Trust Securities Unit 17-1, PO Box 387, St Louis, MO 63166-0387 (6.538%); Investor A Shares -
         Mercantile Bank of St. Louis, NA Custodian Robert W. Davis, Rollover IRA, 818 Broadway, Elsberry, MO 63343-1109 (5.709%); Investor B Shares
         - NFSC FEBO M26-044423, NFSC FMTC IRA, FBO Wayne Brunk, 17825 Highway 71, St Joseph, MO 64505 (12.903%); Institutional Shares - Locust & Company, Mercantile Bank of St. Louis, N.A., Attn: Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166-0000 (79.137%); Mercantile
         Bank, Expediter Daily Valuation Account, Attn: Institutional Retirement Tram 16-2, P.O. Box 387, St. Louis, MO 63166 (13.160%); Corelink
         Financial Inc, PO Box 4054, Concord, CA 94524 (7.683%).

                           As of the same date, the following institutions also owned of record 5% or more of the Growth Equity Portfolio's outstanding shares as fiduciary or agent on behalf of their customers: Trust Shares
         - Olive & Company, Mercantile Bank of St. Louis, N.A., Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166-0387 (85.047%); Locust &
         Company, Mercantile Bank of St. Louis, N.A., Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166-0387 (12.865%); Investor A
         Shares - NFSC FEBO M22-540196, Tiger Limited Partnership, 903 Claymark, ST. Louis, MO 63131 (9.205%); NFSC FEBO M22-478237, Bernard B. Birger, Trustee, Bernard B. Birger Revocable Living Trust U/A 5-25-76, 250 Hilltop, Collinsville, IL 62234 (5.232%); NFSC FEBO M22-968030, NFSC FMTC IRA ROLLOVER, FBO Carl R. Stock, 4000 D Brittany Circle, Bridgeton, MO 63044 (9.974%); Investor B Shares - NFSC FEBO M24-914932, NFSC FMTC IRA Rollover, FBO Daniel L Bodensteiner, 515 2nd St, Evansdale, IA 50707 (12.734%); Mercantile Bank of St Louis, Custodian, Lonie J Neely, IRA, 1628 Meredith Dr, St Louis, MO 63125-2227 (5.152%); NFSC FEBO M22- 861596, Estle S. Smith III, Patti Bruce Smith, 2335

         Fairview Dr., Alton, IL 62002 (7.832%); NFSC FEBO M26-838560, NFSC FMTC IRA, FBO Terry L. Bliss, 215 W Lincoln , Lewistown, IL 61542 (5.073%); Institutional Shares - Locust & Company, Mercantile Bank of St. Louis, N.A., Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166-0387 (99.999%).

                           As of the same date, the following Institutions also owned of record 5% or more of the Growth & Income Equity Portfolio's outstanding shares as fiduciary or agent on behalf of their customers:
         Trust Shares - Locust & Company, Mercantile Bank of St. Louis, N.A., Trust Securities Unit 17-1, P.O. 387, St. Louis, MO 63166-0387 (52.463%); Olive & Company, Mercantile Bank of St. Louis, N.A., Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166-0387 (42.858%);
         Institutional Shares - Locust & Company, Mercantile Bank of St. Louis, N.A., Attn: Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166-0000 (89.102%); Mercantile Bank, Expediter Daily Valuation Account, Attn: Institutional Retirement Tram 16-2, P.O. Box 387, St. Louis, MO 63166 (7.716%).

                           On the basis of information received from these institutions, the Fund believes that substantially all of the shares owned of record were also beneficially owned by these institutions because they possessed or shared voting or investment power with respect to such shares on behalf of their underlying accounts.

                                   APPENDIX A


COMMERCIAL PAPER RATINGS

                  A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

                  "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

                  "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations rated "A-1". However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

                  "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "C" - Obligations are currently vulnerable to nonpayment and are dependent on favorable business, financial, and economic conditions for the obligor to meet its financial obligation.

                  "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The "D" rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

                  "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

                  "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                  "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                  "Not Prime" - Issuers do not fall within any of the Prime rating categories.

                  The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

                  "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

                  "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                  "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                  "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                  "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                  "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                  "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.

                  Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

                  "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

                  "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of securities rated "F1".

                  "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                  "B" - Securities possess speculative credit quality. this designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

                  "C" - Securities possess high default risk. This designation indicates that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

                  "D" - Securities are in actual or imminent payment default.

                  Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson BankWatch:

                  "TBW-1" - This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

                  "TBW-2" - This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                  "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

                  "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.


CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

                  The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

                  "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                  "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                  "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                  "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  "BB," "B," "CCC," "CC" and "C" - Debt is regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                  "BB" - Debt is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "B" - Debt is more vulnerable to non-payment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                  "CCC" - Debt is currently vulnerable to non-payment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                  "CC" - An obligation rated "CC" is currently highly vulnerable to non-payment.

                  "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

                  "D" - An obligation rated "D" is in payment default. This rating is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

                  PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

                  "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.



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
                  "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

                  Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Baa1, Ba1 and B1.

                  The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

                  "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                  "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                  "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                  "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.


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                  "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

                  To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

                  The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

                  "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of investment risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is very unlikely to be adversely affected by foreseeable events.

                  "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of investment risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

                  "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of investment risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to adverse changes in circumstances or in economic conditions than bonds with higher ratings.

                  "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of investment risk. The capacity for timely payment of financial commitments is adequate, but adverse circumstances and in economic conditions are more likely to impair this category.

                  "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

                  "B" - Bonds are considered highly speculative. these ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.


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
                  "CCC", "CC", "C" - Bonds have high default risk. Capacity for meeting financial commitments is reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

                  "DDD," "DD" and "D" - Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery on these securities, and "D" represents the lowest potential for recovery.

                  To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

                  Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

                  "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

                  "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

                  "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BBB" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

                  "D" - This designation indicates that the long-term debt is in default.


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
                  PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


MUNICIPAL NOTE RATINGS

                  A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

                  "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

                  "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

                  "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

                  Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

                  "MIG-1"/"VMIG-1" - This designation denotes best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                  "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection ample although not so large as in the preceding group.

                  "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                  "MIG-4"/"VMIG-4" - This designation denotes adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.


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
                  "SG" - This designation denotes speculative quality and lack of margins of protection.

                  Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.





                                      A-10